UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California			90017-5439
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copies to: Maureen A. Miller, Esq. Joseph M. Mannon, Esq. Vedder Price P.C. 222 North LaSalle Street, 26th Floor Chicago, Illinois 60601
(Counsel for the registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2016

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2016

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	19
MID-CAP VALUE FUND	21
SMALL CAP VALUE FUND	23
SMALL CAP DIVERSIFIED VALUE FUND	26
GLOBAL VALUE FUND	33
INTERNATIONAL VALUE FUND	35
VALUE OPPORTUNITIES FUND	37
CAPITAL INCOME FUND	41
HIGH YIELD FUND	48
STATEMENTS OF ASSETS & LIABILITIES	55
STATEMENTS OF OPERATIONS	57
STATEMENTS OF CHANGES IN NET ASSETS	59
FINANCIAL HIGHLIGHTS	64
NOTES TO THE FINANCIAL STATEMENTS	69
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	82
FUND EXPENSE EXAMPLES	83
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	85
BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE INTERNATIONAL VALUE FUND	88
MANAGEMENT	89
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis & Wiley Funds for the twelve-month period ended June 30, 2016.

OVERVIEW

Over the twelve-month period ended June 30, 2016, the S&P 500® Index returned +3.99%. Growth and value performed similarly and large caps outperformed small caps. There was wide performance dispersion across equity sectors, with the best-performing sector (utilities) outperforming the worst-performing sector (financials) by more than 35 percentage points. Over the last twelve months we have observed a massive flight away from cyclical market segments in favor of non-cyclicals. Pundits have described this trend as "risk off", "flight to safety", "low volatility", "bond proxy" etc., but the reality is that non-cyclical businesses now appear to trade at an unusually high premium to cyclical businesses. Macroeconomic shocks like Brexit have only exacerbated the divergence. True to Benjamin Graham, we view stocks trading at discounts to intrinsic value as having a "margin of safety". Ironically, it has become difficult to identify a "margin of safety" in businesses currently perceived as "safe" because their valuations have become stretched. Accordingly, our modest overweight allocation to cyclicals across our strategies reflects the risk-adjusted valuation opportunities available and not a macroeconomic outlook. We believe the most attractive individual opportunities reside within financials and energy, though only select segments within the sectors offer compelling risk adjusted valuations — albeit highly compelling. We do not know when value dislocations will revert, nor are we certain that these dislocations will not widen further before reverting. We have learned from past experience, however, that these cycles inevitably do normalize and we believe that our Funds are well-positioned to benefit.

Interest rates declined over the twelve-month period. The most recent decline was largely influenced by investors' flight to U.S. Treasuries in the aftermath of Brexit. The 10-Year Treasury note fell to less than 1.5%, the lowest level since the European peripheral debt crisis more than four years ago. The decline in rates was relatively parallel across durations, with a slight flattening on the short end of the yield curve. The low rate environment has been a stubbornly persistent macroeconomic headwind for financial stocks, with banks disproportionately affected because their net interest margins are pressured. From a bottom-up fundamental perspective, however, the strengthening posture of U.S. banks has been quite encouraging. Profitability has been solid and capital ratios are at/near all-time highs. All companies subjected to the Fed's stress test have passed, which improves the potential for increased returns of capital to shareholders. Buying back shares at/below book value can be highly accretive and this group's payout yield (dividends + share repurchases) currently stands at 8%.

In credit markets, the BofA Merrill Lynch US High Yield Index (high yield market) returned +1.7% over the twelve-month period. Commodity sectors have behaved much differently than non-commodity sectors. The energy sector declined more than 10 percentage points over the past year, by far the worst-performing sector. Spreads for commodity credits peaked at more than 1,600 basis points in early 2016 before narrowing to about 800 basis points as of June 30th. Commodity spreads trade at a nearly 40% premium to non-commodity spreads even after halving, demonstrating that grossly mispriced opportunities continued to surface in the contemporary high yield market. The market closed the period with a spread over treasuries of 621 basis points. This spread is 24% wider than the historical median. Even excluding commodities, the spread is 16% wider than the historical median, which is a compelling valuation considering defaults outside the commodity sector are a nearly non-existent 0.5%.

The dichotomy in valuations in both equity and credit markets has created uncommon opportunities for bottom-up fundamental value investors; accordingly, we are optimistic regarding the Funds' prospects as we look forward.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –8.59% for the twelve-month period ended June 30, 2016 compared to the Russell 1000® Value Index return of 2.86%.

The Fund's average weight to stocks trading at a discount to book value was nearly 25% over the twelve-month period compared to 8% for the Russell 1000® Value Index. Deeply discounted stocks1 lagged the rest of the market by a wide margin (–15.9% vs. +2.9%); thus, the Fund's considerable overweight hurt relative performance. Stock selection in energy and financials were the primary detractors to relative performance, as crude oil prices fell about 20% and interest rates hit multi-year lows. Positive stock selection in materials and the underweight exposure to energy helped relative performance. The largest individual detractors to relative performance were Cobalt International Energy, Marathon Oil, and Citigroup; the largest positive contributors to relative performance were Hewlett Packard Enterprise, Chubb, and Hess.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of –6.42% for the twelve-month period ended June 30, 2016, compared to the Russell 1000® Value Index return of 2.86%.

Russell 1000® Value Index stocks with a price-to-book ratio of less than 1.0x returned –15.9% over the twelve-month period compared to +2.9% for the entire index. The Fund was considerably overweight stocks trading at a discount to book value (27% vs. 8% for the index), which was a large performance drag over the past year. The financials sector detracted from relative performance; the overweight and stock selection in banks hurt along with an underweight allocation to real estate investment trusts ( REITs), which returned +20% as a group. The underweight allocation to energy along with positive stock selection in consumer staples and materials were positive contributors to relative performance. The largest individual relative performance detractors were Marathon Oil, Bed Bath & Beyond, and Citigroup; the largest positive relative contributors were Chubb, Hewlett Packard Enterprise, and Hess.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of –13.23% for the twelve-month period ended June 30, 2016, compared to the Russell Midcap® Value Index return of 3.25%.

Stocks trading at a discount to book value substantially lagged the market as a whole over the twelve-month period (–9.0% vs. +3.2%).

1 Deeply discounted stocks refers to companies with price-to-book lower than 1.

The Fund's average weight to such stocks was nearly 30% compared to less than 10% for the Russell Midcap® Value Index, which was a large performance drag over the period. Stock selection in financials, utilities, and consumer staples also detracted from relative performance. The Fund's underweight allocation to health care and overweight allocation to information technology helped relative performance over the year. The largest individual detractors to relative performance were Cobalt International Energy, Office Depot, and Navistar; the largest positive contributors to relative performance were Con-way, Great Plains Energy, and White Mountains Insurance.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of –15.63% for the twelve-month period ended June 30, 2016, compared to the Russell 2000® Value Index return of –2.58%.

Stock selection in financials, consumer discretionary, and health care detracted from performance over the twelve-month period, along with the large underweight in REITs. The underweight position in energy and positive stock selection in energy were positive performance contributors over the year. The largest individual detractors to relative performance were Hanger, Office Depot, and Horsehead Holding; the largest positive contributors to relative performance were Con-way, Great Plains Energy, and Tutor Perini.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –5.80% for the twelve-month period ended June 30, 2016, compared to the Russell 2000® Value Index return of –2.58%.

The Fund's exposure to sub-$500 million market cap stocks (40% average weight vs. 11% average weight for the Russell 2000® Value Index) was the largest performance detractor over the period, as micro-caps underperformed the rest of the small cap market value substantially (–9.1% vs. –2.6%). The Fund was also overweight stocks trading at a discount to book value (21% average weight vs. 9% for the index), which also hurt performance as this cohort underperformed the index by a large margin (–11.2% vs. –2.6%). Overall stock selection was positive, as the Fund's financials and utilities did particularly well relative to the benchmark. The overweight position in information technology and underweight position in health care were modest positive contributors.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of –9.25% for the twelve-month period ended June 30, 2016, compared to the Russell Developed Index return of –2.37%.

The largest detractor to performance was the Fund's large overweight in stocks trading at a discount to book value. The Fund's average weight to stocks with a price-to-book ratio of less than 1.0x was 33% compared to less than 8% for the Russell Developed Index. This hurt performance considerably, as index stocks with low price-to-book ratios underperformed the index by a large margin (–21.4% vs. –2.4%). Stock selection in consumer staples and consumer discretionary also detracted from relative performance over the year. Positive stock selection in materials and financials contributed to relative performance. The largest individual detractors to relative performance were Rockhopper Exploration, Ophir Energy, and Office

Depot; the largest positive contributors to relative performance were RSA Insurance, Con-way, and WorleyParsons.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund commenced operations on December 31, 2015. The investment review below discusses the Fund's performance since inception through June 30, 2016.

The Fund's Class I shares had a total return of –2.40% for the six-month period ended June 30, 2016, compared to the Russell Developed ex-U.S. Index return of –2.37%.

For the six months ended June 30, 2016, stock selection was positive in 8 of the 10 GICS® sectors. Stock selection was strongest in consumer staples and financials. The Fund's exposure to stocks trading at a discount to book value was a detractor over the period. The Fund's average weight to stocks with a price-to-book ratio of less than 1.0x was 31% compared to less than 17% for the Russell Developed ex-U.S. Index. This hurt performance considerably, as index stocks with low price-to-book ratios underperformed the index by a large margin (–8.3% vs. –2.4%). The Fund's currency exposure was a detractor as the underweight position in the Yen and overweight position in the Pound was unfavorable. The Fund's largest positive contributors to relative performance were WorleyParsons, RSA Insurance Group, and Medtronic; the largest detractors to relative performance were Credit Suisse, Barclays, and Draegerwerk.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of –10.48% for the twelve-month period ended June 30, 2016, compared to the S&P 500® Index return of 3.99%.

The Fund's average weight in small cap stocks (<$3 billion in market cap) was 24% over the twelve-month period, which was a considerable performance headwind considering small caps lagged large caps by nearly 10 percentage points. Another major detractor was the Fund's exposure to stocks trading at a discount to book value. The Fund's average weight in stocks with a price-to-book ratio of less than 1.0x was 24% compared to less than 4% for the S&P 500® Index. This group underperformed the broad market by a large margin (–18.5% vs. +4.0%). Stock selection in health care and consumer discretionary detracted from performance, while positive stock selection in information technology was a positive performance contributor over the period. The largest individual detractors to relative performance were Office Depot, Hanger, and Bank of America; the largest positive contributors to relative performance were Con-way, RSA Insurance, and Hewlett Packard Enterprise.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of –4.77% for the twelve-month period ended June 30, 2016, compared to the 50/50 blended benchmark of the S&P 500® Index and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 5.34%.

The Fund's average equity weight over the twelve-month period was 57% versus a long-term target of 50%.

The equity portion of the Fund underperformed the S&P 500® Index over the twelve-month period. Nearly 25% of the Fund's equity positions trade at a discount to book value compared to just 4% for the S&P 500® Index. This was a major performance detractor over the year as this cohort of stocks underperformed the broad market by a large margin (–18.5% vs. +4.0%). Stock selection in consumer discretionary and consumer staples also detracted from performance. Positive stock selection in health care and information technology helped relative performance along with an overweight exposure to utilities. The largest individual detractors to relative performance were Marathon Oil, Office Depot, and Fifth Street Asset Management; the largest positive contributors to relative performance were Con-way, WorleyParsons, and PPL.

The fixed income portion of the Fund underperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and the BofA Merrill Lynch BB-B US High Yield Constrained Index over the twelve-month period. The Fund's overweight in lower rated credits hurt performance as higher rated credits outperformed lower rated issues. Credit selection hurt relative performance in the energy, basic industry, and retail sectors, as did the overweight allocation in the energy sector. Positive credit selection in 11 of the 18 BofA Merrill Lynch sectors helped relative performance, and was strongest in the telecommunications, media, and transportation sectors.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of –1.12% for the twelve-month period ended June 30, 2016, compared to the BofA Merrill Lynch BB-B US High Yield Constrained Index return of 2.13%.

Credit selection in basic industry and retail detracted from performance over the period, along with the overweight exposure to energy. The Fund's overweight in lower rated credits hurt performance as higher rated credits outperformed lower rated issues. On the positive side, credit selection was positive in 13 of the 18 BofA Merrill Lynch sectors, with credit selection particularly positive in energy, services, and technology & electronics.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager	Patty McKenna Fund Manager

James Miles Fund Manager	Stan Majcher Fund Manager	David Green Fund Manager	Scott McBride Fund Manager

Judd Peters Fund Manager	Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager	Richard Mak Fund Manager	Ryan Thomes Fund Manager	Noah Mayer Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors and the International Value Fund is not offering Class A or Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

Russell Developed ex-U.S. Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges, excluding U.S. securities.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

Fund Information

BofA Merrill Lynch US High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of June 30, 2016. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2016. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS® ) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given periods. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Earnings growth is not representative of the Fund's future performance.

A basis point is one hundredth of one percent (0.01%).

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value. In other words, when market price is significantly below your estimation of the intrinsic value, the difference is the margin of safety.

Market Capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-book (P/B) is the price of a stock divided by its book value. Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

The Value Opportunities Fund held futures contracts and the Capital Income Fund and High Yield Fund held credit default swap contracts that had an overall positive impact on each Fund's performance over the year ended June 30, 2016.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	–8.59%	9.29%	3.93%	5.60%
Class A
Average annual total return (with sales charge)	–13.61%	7.85%	3.11%	4.86%
Average annual total return (without sales charge)	–8.83%	9.03%	3.67%	5.34%
Class C
Average annual total return (with CDSC)	–10.51%	8.21%	2.92%	4.58%
Average annual total return (without CDSC)	–9.51%	8.21%	2.92%	4.58%
S&P 500® Index††
Average annual total return	3.99%	12.10%	7.42%	7.85%
Russell 1000® Index††
Average annual total return	2.93%	11.88%	7.51%	8.11%
Russell 1000® Value Index††
Average annual total return	2.86%	11.35%	6.13%	7.42%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	–6.42%	10.46%	4.02%	8.65%
Class A
Average annual total return (with sales charge)	–11.53%	9.02%	3.20%	8.20%
Average annual total return (without sales charge)	–6.62%	10.20%	3.76%	8.40%
Class C
Average annual total return (with CDSC)	–8.34%	9.37%	3.03%	7.58%
Average annual total return (without CDSC)	–7.34%	9.37%	3.03%	7.58%
Class R
Average annual total return	–6.88%	9.92%	3.49%	8.12%
S&P 500® Index††
Average annual total return	3.99%	12.10%	7.42%	9.29%
Russell 1000® Index††
Average annual total return	2.93%	11.88%	7.51%	9.40%
Russell 1000® Value Index††
Average annual total return	2.86%	11.35%	6.13%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	–13.23%	9.47%	6.35%	11.64%
Class A
Average annual total return (with sales charge)	–17.99%	8.03%	5.51%	11.07%
Average annual total return (without sales charge)	–13.45%	9.20%	6.08%	11.37%
Class C
Average annual total return (with CDSC)	–15.09%	8.38%	5.38%	10.57%
Average annual total return (without CDSC)	–14.09%	8.38%	5.38%	10.57%
Class R
Average annual total return	–13.64%	8.94%	5.83%	11.17%
Russell Midcap® Index††
Average annual total return	0.56%	10.90%	8.07%	9.89%
Russell Midcap® Value Index††
Average annual total return	3.25%	11.70%	7.79%	10.37%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	–15.63%	8.00%	5.59%	11.15%
Class A
Average annual total return (with sales charge)	–20.24%	6.57%	4.76%	10.71%
Average annual total return (without sales charge)	–15.83%	7.73%	5.33%	10.90%
Class C
Average annual total return (with CDSC)	–17.46%	6.92%	4.64%	10.10%
Average annual total return (without CDSC)	–16.46%	6.92%	4.64%	10.10%
Russell 2000® Index††
Average annual total return	–6.73%	8.35%	6.20%	9.43%
Russell 2000® Value Index††
Average annual total return	–2.58%	8.15%	5.15%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	Since 6/30/14*
Class I
Average annual total return	–5.80%	–1.53%
Class A
Average annual total return (with sales charge)	–11.03%	–4.40%
Average annual total return (without sales charge)	–6.14%	–1.81%
Russell 2000® Index††
Average annual total return	–6.73%	–0.34%
Russell 2000® Value Index††
Average annual total return	–2.58%	–0.92%

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	Since 12/31/12*
Class I
Average annual total return	–9.25%	7.50%
Class A
Average annual total return (with sales charge)	–14.22%	5.60%
Average annual total return (without sales charge)	–9.47%	7.23%
Russell Developed Index††
Average annual total return	–2.37%	9.26%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	Since 12/31/15*
Class I
Aggregate total return	–2.40%
Russell Developed ex-U.S. Index††
Aggregate total return	–2.37%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	–10.48%	9.65%	8.20%	11.77%
Class A
Average annual total return (with sales charge)	–15.38%	8.21%	7.35%	11.11%
Average annual total return (without sales charge)	–10.71%	9.38%	7.93%	11.56%
Class C
Average annual total return (with CDSC)	–12.37%	8.56%	7.18%	10.70%
Average annual total return (without CDSC)	–11.37%	8.56%	7.18%	10.70%
S&P 500® Index††
Average annual total return	3.99%	12.10%	7.42%	8.86%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	5 Year	Since 12/31/10*
Class I
Average annual total return	–4.77%	7.94%	8.32%
Class A
Average annual total return (with sales charge)	–9.50%	7.21%	7.65%
Average annual total return (without sales charge)	–4.99%	8.26%	8.61%
S&P 500® Index††
Average annual total return	3.99%	12.10%	12.13%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	6.18%	3.86%	4.01%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2016	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	–1.12%	5.43%	11.18%
Class A
Average annual total return (with sales charge)	–5.00%	4.34%	10.22%
Average annual total return (without sales charge)	–1.34%	5.14%	10.80%
Class C
Average annual total return (with CDSC)	–3.02%	4.37%	10.07%
Average annual total return (without CDSC)	–2.02%	4.37%	10.07%
BofA Merrill Lynch BB-B US High Yield Constrained Index††
Average annual total return	2.13%	5.86%	11.40%

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception dates: Class A — 5/29/09; Class C — 12/31/12.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.56%
Bank of America Corp.	4.11%
Microsoft Corp.	4.05%
Corning, Inc.	4.05%
Citigroup, Inc.	3.99%
Hess Corp.	3.61%
Marathon Oil Corp.	3.18%
Oracle Corp.	3.12%
Cummins, Inc.	3.06%
Sanofi	2.65%
COMMON STOCKS — 98.62%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.69% Auto Components — 2.17%
Johnson Controls, Inc.	188,500	$8,343,010
Automobiles — 3.76%
General Motors Company	235,700	6,670,310
Harley-Davidson, Inc.	62,900	2,849,370
Honda Motor Company Ltd. — ADR	194,000	4,914,020
		14,433,700
Media — 4.92%
CBS Corp.	69,400	3,778,136
Comcast Corp.	87,100	5,678,049
Discovery Communications, Inc. — Class A (a)	262,400	6,620,352
Discovery Communications, Inc. — Class C (a)	38,400	915,840
Omnicom Group, Inc.	23,300	1,898,717
		18,891,094
Multiline Retail — 1.58%
Nordstrom, Inc. (l)	76,400	2,907,020
Target Corp.	45,300	3,162,846
		6,069,866
Specialty Retail — 1.26%
Bed Bath & Beyond, Inc.	111,400	4,814,708
TOTAL CONSUMER DISCRETIONARY		52,552,378
CONSUMER STAPLES — 2.30% Food & Staples Retailing — 1.03%
Wal-Mart Stores, Inc.	54,400	3,972,288
Food Products — 1.27%
Bunge Ltd.	30,400	1,798,160
Kellogg Company	37,600	3,070,040
		4,868,200
TOTAL CONSUMER STAPLES		8,840,488
	Shares Held	Value
ENERGY — 10.86% Oil, Gas & Consumable Fuels — 10.86%
Cobalt International Energy, Inc. (a)	1,235,900	$1,656,106
Hess Corp.	230,400	13,847,040
Kosmos Energy Ltd. (a)	355,800	1,939,110
Marathon Oil Corp.	813,800	12,215,138
Murphy Oil Corp.	152,900	4,854,575
Royal Dutch Shell PLC — ADR	130,062	7,182,024
TOTAL ENERGY		41,693,993
FINANCIALS — 27.32% Banks — 14.69%
Bank of America Corp.	1,188,722	15,774,341
Citigroup, Inc.	361,374	15,318,644
Citizens Financial Group, Inc.	382,300	7,638,354
JPMorgan Chase & Company	123,800	7,692,932
SunTrust Banks, Inc.	92,000	3,779,360
Wells Fargo & Company	130,834	6,192,373
		56,396,004
Capital Markets — 4.04%
The Goldman Sachs Group, Inc.	26,100	3,877,938
Morgan Stanley	276,300	7,178,274
State Street Corp.	82,700	4,459,184
		15,515,396
Consumer Finance — 1.85%
Capital One Financial Corp.	111,800	7,100,418
Insurance — 6.74%
The Allstate Corp.	58,000	4,057,100
American International Group, Inc.	330,700	17,490,723
Unum Group	135,700	4,313,903
		25,861,726
TOTAL FINANCIALS		104,873,544

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
HEALTH CARE — 9.65% Biotechnology — 0.51%
Biogen, Inc. (a)	8,200	$1,982,924
Health Care Equipment & Supplies — 1.55%
Medtronic PLC	34,582	3,000,680
Zimmer Biomet Holdings, Inc.	24,400	2,937,272
		5,937,952
Health Care Providers & Services — 2.90%
Anthem, Inc.	43,900	5,765,826
Express Scripts Holding Company (a)	27,100	2,054,180
Humana, Inc.	18,400	3,309,792
		11,129,798
Pharmaceuticals — 4.69%
GlaxoSmithKline PLC — ADR	180,200	7,809,868
Sanofi — ADR	243,300	10,182,105
		17,991,973
TOTAL HEALTH CARE		37,042,647
INDUSTRIALS — 10.90% Aerospace & Defense — 2.27%
The Boeing Company	26,400	3,428,568
Embraer SA — ADR	68,200	1,481,304
Rockwell Collins, Inc.	44,800	3,814,272
		8,724,144
Electrical Equipment — 0.97%
Eaton Corp. PLC	62,700	3,745,071
Industrial Conglomerates — 1.21%
Koninklijke Philips NV	185,846	4,634,999
Machinery — 6.45%
CNH Industrial NV	757,800	5,418,270
Cummins, Inc.	104,600	11,761,224
PACCAR, Inc.	57,200	2,966,964
Parker-Hannifin Corp.	42,700	4,613,735
		24,760,193
TOTAL INDUSTRIALS		41,864,407
INFORMATION TECHNOLOGY — 15.99% Communications Equipment — 1.71%
Telefonaktiebolaget LM Ericsson — ADR	853,600	6,555,648
Electronic Equipment, Instruments & Components — 4.05%
Corning, Inc.	759,100	15,546,368
IT Services — 0.45%
Teradata Corp. (a)	69,000	1,729,830
Software — 7.17%
Microsoft Corp.	304,300	15,571,031
Oracle Corp.	292,400	11,967,932
		27,538,963
	Shares Held	Value
Technology Hardware, Storage & Peripherals — 2.61%
Hewlett Packard Enterprise Company	416,900	$7,616,763
HP, Inc.	190,700	2,393,285
		10,010,048
TOTAL INFORMATION TECHNOLOGY		61,380,857
MATERIALS — 1.35% Containers & Packaging — 1.35%
International Paper Company	77,200	3,271,736
Packaging Corp. of America	28,600	1,914,198
TOTAL MATERIALS		5,185,934
TELECOMMUNICATION SERVICES — 1.91% Wireless Telecommunication Services — 1.91%
Vodafone Group PLC — ADR (l)	237,263	7,329,054
TOTAL TELECOMMUNICATION SERVICES		7,329,054
UTILITIES — 4.65% Electric Utilities — 0.91%
PPL Corp.	43,900	1,657,225
The Southern Company	34,200	1,834,146
		3,491,371
Independent Power and Renewable Electricity Producers — 3.74%
Calpine Corp. (a)	655,300	9,665,675
NRG Energy, Inc.	312,800	4,688,872
		14,354,547
TOTAL UTILITIES		17,845,918
Total common stocks (Cost $469,969,071)		378,609,220
Total long-term investments (Cost $469,969,071)		378,609,220
COLLATERAL FOR SECURITIES ON LOAN — 0.71%
Money Market Funds — 0.71%
Invesco Government & Agency Portfolio — Institutional Class, 0.30%^	2,741,612	2,741,612
Total collateral for securities on loan (Cost $2,741,612)		2,741,612
SHORT-TERM INVESTMENTS — 1.38%	Principal Amount
Time Deposits — 1.38%
Australia and New Zealand Banking Group Ltd., 0.13%, 07/01/2016*	$5,298,533	5,298,533
Total short-term investments (Cost $5,298,533)		5,298,533
Total investments — 100.71% (Cost $478,009,216)		386,649,365
Liabilities in excess of other assets — (0.71)%		(2,743,164)
Net assets — 100.00%		$383,906,201

(a) — Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Diversified Value Fund

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $2,683,415. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2016.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.01%
Bank of America Corp.	4.47%
Citigroup, Inc.	4.29%
Microsoft Corp.	4.10%
Corning, Inc.	4.05%
Hess Corp.	3.69%
Cummins, Inc.	3.60%
Marathon Oil Corp.	3.54%
Oracle Corp.	3.37%
Sanofi	2.70%
COMMON STOCKS — 99.77%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.71% Auto Components — 2.30%
Johnson Controls, Inc.	250,900	$11,104,834
Automobiles — 3.98%
General Motors Company	308,400	8,727,720
Harley-Davidson, Inc.	79,900	3,619,470
Honda Motor Company Ltd. — ADR	270,600	6,854,298
		19,201,488
Media — 4.42%
CBS Corp.	83,300	4,534,852
Comcast Corp.	110,600	7,210,014
Discovery Communications, Inc. — Class A (a) (l)	333,000	8,401,590
Discovery Communications, Inc. — Class C (a)	49,100	1,171,035
		21,317,491
Multiline Retail — 1.58%
Nordstrom, Inc. (l)	97,100	3,694,655
Target Corp.	56,100	3,916,902
		7,611,557
Specialty Retail — 1.43%
Bed Bath & Beyond, Inc.	159,100	6,876,302
TOTAL CONSUMER DISCRETIONARY		66,111,672
CONSUMER STAPLES — 1.25% Food & Staples Retailing — 1.25%
Wal-Mart Stores, Inc.	82,900	6,053,358
TOTAL CONSUMER STAPLES		6,053,358
ENERGY — 11.49% Oil, Gas & Consumable Fuels — 11.49%
Hess Corp.	295,900	17,783,590
Marathon Oil Corp.	1,136,400	17,057,364
Murphy Oil Corp.	296,200	9,404,350
Royal Dutch Shell PLC — ADR	202,072	11,158,416
TOTAL ENERGY		55,403,720
	Shares Held	Value
FINANCIALS — 27.62% Banks — 14.73%
Bank of America Corp.	1,623,649	$21,545,822
Citigroup, Inc.	488,488	20,707,006
Citizens Financial Group, Inc.	420,300	8,397,594
JPMorgan Chase & Company	183,000	11,371,620
Wells Fargo & Company	190,263	9,005,148
		71,027,190
Capital Markets — 3.16%
The Goldman Sachs Group, Inc.	41,400	6,151,212
State Street Corp.	168,100	9,063,952
		15,215,164
Consumer Finance — 2.28%
Capital One Financial Corp.	173,200	10,999,932
Insurance — 7.45%
The Allstate Corp.	73,700	5,155,315
American International Group, Inc.	457,200	24,181,308
Unum Group	207,700	6,602,783
		35,939,406
TOTAL FINANCIALS		133,181,692
HEALTH CARE — 9.78% Health Care Equipment & Supplies — 2.09%
Medtronic PLC	43,900	3,809,203
Zimmer Biomet Holdings, Inc.	52,000	6,259,760
		10,068,963
Health Care Providers & Services — 2.90%
Anthem, Inc.	74,400	9,771,696
Humana, Inc.	23,400	4,209,192
		13,980,888

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
Pharmaceuticals — 4.79%
GlaxoSmithKline PLC — ADR	232,800	$10,089,552
Sanofi — ADR	311,500	13,036,275
		23,125,827
TOTAL HEALTH CARE		47,175,678
INDUSTRIALS — 10.48% Aerospace & Defense — 1.47%
The Boeing Company	42,900	5,571,423
Embraer SA — ADR	70,000	1,520,400
		7,091,823
Industrial Conglomerates — 1.47%
Koninklijke Philips NV (l)	283,667	7,074,655
Machinery — 7.20%
CNH Industrial NV (l)	894,000	6,392,100
Cummins, Inc.	154,300	17,349,492
PACCAR, Inc.	75,600	3,921,372
Parker-Hannifin Corp.	65,200	7,044,860
		34,707,824
Professional Services — 0.34%
ManpowerGroup, Inc.	25,800	1,659,972
TOTAL INDUSTRIALS		50,534,274
INFORMATION TECHNOLOGY — 16.13% Communications Equipment — 1.73%
Telefonaktiebolaget LM Ericsson — ADR	1,086,700	8,345,856
Electronic Equipment, Instruments & Components — 4.05%
Corning, Inc.	954,400	19,546,112
Software — 7.47%
Microsoft Corp.	386,500	19,777,205
Oracle Corp.	396,200	16,216,466
		35,993,671
Technology Hardware, Storage & Peripherals — 2.88%
Hewlett Packard Enterprise Company	593,900	10,850,553
HP, Inc.	242,500	3,043,375
		13,893,928
TOTAL INFORMATION TECHNOLOGY		77,779,567
MATERIALS — 1.97% Containers & Packaging — 1.97%
International Paper Company	224,700	9,522,786
TOTAL MATERIALS		9,522,786
TELECOMMUNICATION SERVICES — 2.47% Wireless Telecommunication Services — 2.47%
Vodafone Group PLC — ADR (l)	385,444	11,906,365
TOTAL TELECOMMUNICATION SERVICES		11,906,365
	Shares Held	Value
UTILITIES — 4.87% Electric Utilities — 1.02%
PPL Corp.	62,000	$2,340,500
The Southern Company	48,200	2,584,966
		4,925,466
Independent Power and Renewable Electricity Producers — 3.85%
Calpine Corp. (a)	795,600	11,735,100
NRG Energy, Inc.	456,500	6,842,935
		18,578,035
TOTAL UTILITIES		23,503,501
Total common stocks (Cost $598,808,873)		481,172,613
Total long-term investments (Cost $598,808,873)		481,172,613
COLLATERAL FOR SECURITIES ON LOAN — 3.37%
Money Market Funds — 3.37%
Invesco Government & Agency Portfolio — Institutional Class, 0.30%^	16,270,769	16,270,769
Total collateral for securities on loan (Cost $16,270,769)		16,270,769
SHORT-TERM INVESTMENTS — 0.33%	Principal Amount
Time Deposits — 0.33%
Banco Santander SA, 0.13%, 07/01/2016*	$1,581,354	1,581,354
Total short-term investments (Cost $1,581,354)		1,581,354
Total investments — 103.47% (Cost $616,660,996)		499,024,736
Liabilities in excess of other assets — (3.47)%		(16,751,141)
Net assets — 100.00%		$482,273,595

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $15,910,192. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2016.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Corning, Inc.	4.41%
Popular, Inc.	4.18%
NRG Energy, Inc.	4.01%
Calpine Corp.	3.62%
ARRIS International PLC	3.51%
Regions Financial Corp.	3.27%
Cairn Energy PLC	3.24%
Citizens Financial Group, Inc.	3.08%
Ophir Energy PLC	2.97%
Kosmos Energy Ltd.	2.96%
COMMON STOCKS — 99.90%	Shares Held	Value
CONSUMER DISCRETIONARY — 16.46% Auto Components — 2.41%
The Goodyear Tire & Rubber Company	1,932,700	$49,593,082
Household Durables — 2.10%
TRI Pointe Group, Inc. (a)	3,652,000	43,166,640
Media — 3.42%
Discovery Communications, Inc. — Class A (a)	1,589,500	40,103,085
Discovery Communications, Inc. — Class C (a)	211,600	5,046,660
News Corp.	2,218,800	25,183,380
		70,333,125
Multiline Retail — 1.90%
Kohl's Corp.	1,031,700	39,122,064
Specialty Retail — 6.63%
Bed Bath & Beyond, Inc.	1,123,400	48,553,348
Best Buy Company, Inc.	496,300	15,186,780
Office Depot, Inc. (a)	14,095,500	46,656,105
Rent-A-Center, Inc.	769,600	9,450,688
Staples, Inc.	1,931,600	16,650,392
		136,497,313
TOTAL CONSUMER DISCRETIONARY		338,712,224
CONSUMER STAPLES — 1.66% Food Products — 1.66%
Bunge Ltd.	578,600	34,224,190
TOTAL CONSUMER STAPLES		34,224,190
ENERGY — 16.40% Energy Equipment & Services — 0.82%
McDermott International, Inc. (a)	3,400,600	16,798,964
	Shares Held	Value
Oil, Gas & Consumable Fuels — 15.58%
Cairn Energy PLC (a) (v)	23,996,900	$66,737,367
Cobalt International Energy, Inc. (a)	13,187,700	17,671,518
Hess Corp.	195,300	11,737,530
InterOil Corp. (a)	385,100	17,329,500
Kosmos Energy Ltd. (a)	11,158,200	60,812,190
Marathon Oil Corp.	2,942,800	44,171,428
Murphy Oil Corp.	905,100	28,736,925
Ophir Energy PLC (a) (o) (v)	57,905,300	61,139,477
Whiting Petroleum Corp. (a)	1,321,200	12,234,312
		320,570,247
TOTAL ENERGY		337,369,211
FINANCIALS — 28.61% Banks — 15.11%
CIT Group, Inc.	1,378,000	43,971,980
Citizens Financial Group, Inc.	3,176,700	63,470,466
Fifth Third Bancorp	1,189,300	20,919,787
Popular, Inc.	2,936,300	86,033,590
Regions Financial Corp.	7,902,200	67,247,722
SunTrust Banks, Inc.	482,100	19,804,668
Zions Bancorporation	374,400	9,408,672
		310,856,885
Consumer Finance — 1.53%
Ally Financial, Inc. (a)	412,300	7,037,961
Santander Consumer USA Holdings, Inc. (a)	2,357,800	24,356,074
		31,394,035
Insurance — 8.64%
Alleghany Corp. (a)	39,270	21,582,006
Brown & Brown, Inc.	1,387,500	51,989,625
Enstar Group Ltd. (a)	63,740	10,325,242
Unum Group	1,143,200	36,342,328
Willis Towers Watson PLC	463,277	57,589,964
		177,829,165

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Real Estate Investment Trusts — 1.84%
Corrections Corp. of America	329,000	$11,521,580
The GEO Group, Inc.	767,700	26,239,986
		37,761,566
Thrifts & Mortgage Finance — 1.49%
PHH Corp. (a)	2,309,500	30,762,540
TOTAL FINANCIALS		588,604,191
HEALTH CARE — 0.22% Health Care Providers & Services — 0.22%
LifePoint Health, Inc. (a)	70,300	4,595,511
TOTAL HEALTH CARE		4,595,511
INDUSTRIALS — 8.68% Aerospace & Defense — 0.99%
Embraer SA — ADR	939,200	20,399,424
Air Freight & Logistics — 2.74%
Royal Mail PLC (v)	8,389,200	56,363,503
Machinery — 4.42%
Allison Transmission Holdings, Inc.	391,800	11,060,514
Cummins, Inc.	227,200	25,546,368
Navistar International Corp. (a) (o)	4,648,000	54,335,120
		90,942,002
Road & Rail — 0.53%
Avis Budget Group, Inc. (a)	337,200	10,867,956
TOTAL INDUSTRIALS		178,572,885
INFORMATION TECHNOLOGY — 20.24% Communications Equipment — 3.51%
ARRIS International PLC (a)	3,449,000	72,291,040
Electronic Equipment, Instruments & Components — 8.37%
Avnet, Inc.	869,600	35,227,496
CDW Corp.	1,113,200	44,617,056
Corning, Inc.	4,430,300	90,732,544
Ingram Micro, Inc. (a)	45,700	1,589,446
		172,166,542
IT Services — 1.09%
Teradata Corp. (a)	891,300	22,344,891
Semiconductors & Semiconductor Equipment — 3.39%
Marvell Technology Group Ltd.	3,135,100	29,877,503
ON Semiconductor Corp. (a)	4,511,500	39,791,430
		69,668,933
Software — 1.17%
Symantec Corp.	1,031,500	21,187,010
Xura, Inc. (a)	122,080	2,982,415
		24,169,425
Technology Hardware, Storage & Peripherals — 2.71%
Hewlett Packard Enterprise Company	3,055,100	55,816,677
TOTAL INFORMATION TECHNOLOGY		416,457,508
	Shares Held		Value
UTILITIES — 7.63% Independent Power and Renewable Electricity Producers — 7.63%
Calpine Corp. (a)		5,050,200	$74,490,450
NRG Energy, Inc.		5,502,800	82,486,972
TOTAL UTILITIES			156,977,422
Total common stocks (Cost $2,459,800,710)			2,055,513,142
Total long-term investments (Cost $2,459,800,710)			2,055,513,142
SHORT-TERM INVESTMENTS — 0.00%	Principal Amount
Time Deposits — 0.00%
Brown Brothers Harriman & Co., 0.11%, 07/01/2016*	GBP	34	46
Total short-term investments (Cost $50)			46
Total investments — 99.90% (Cost $2,459,800,760)			2,055,513,188
Other assets in excess of liabilities — 0.10%			2,027,994
Net assets — 100.00%			$2,057,541,182

(a) — Non-income producing security.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $184,240,347, which represented 8.95% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pounds

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Horace Mann Educators Corp.	4.96%
Rush Enterprises, Inc.	4.81%
Matson, Inc.	4.07%
ARRIS International PLC	4.03%
First Niagara Financial Group, Inc.	3.48%
KBR, Inc.	3.14%
LifePoint Health, Inc.	3.11%
Tutor Perini Corp.	3.10%
The GEO Group, Inc.	3.07%
Office Depot, Inc.	2.98%
COMMON STOCKS — 94.90%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.69% Hotels, Restaurants & Leisure — 0.68%
Golden Entertainment, Inc.	94,300	$1,102,367
Ruby Tuesday, Inc. (a)	1,262,200	4,556,542
		5,658,909
Household Durables — 3.31%
M/I Homes, Inc. (a)	532,200	10,021,326
TRI Pointe Group, Inc. (a)	1,488,000	17,588,160
		27,609,486
Specialty Retail — 4.70%
Office Depot, Inc. (a)	7,497,700	24,817,387
Sonic Automotive, Inc.	836,900	14,319,359
		39,136,746
TOTAL CONSUMER DISCRETIONARY		72,405,141
ENERGY — 3.29% Energy Equipment & Services — 0.73%
McDermott International, Inc. (a)	1,221,800	6,035,692
Oil, Gas & Consumable Fuels — 2.56%
Cairn Energy PLC (a) (v)	2,564,900	7,133,199
Cobalt International Energy, Inc. (a)	601,300	805,742
Kosmos Energy Ltd. (a)	1,544,900	8,419,705
PBF Energy, Inc.	104,900	2,494,522
Rockhopper Exploration PLC (a)	5,203,200	2,476,329
		21,329,497
TOTAL ENERGY		27,365,189
	Shares Held	Value
FINANCIALS — 29.70% Banks — 10.54%
Associated Banc-Corp	463,700	$7,952,455
First BanCorp (a)	2,188,700	8,689,139
First Horizon National Corp.	1,159,831	15,982,471
First Niagara Financial Group, Inc. (c)	2,972,800	28,955,072
Investors Bancorp, Inc.	265,900	2,946,172
Popular, Inc.	794,400	23,275,920
		87,801,229
Capital Markets — 1.14%
Oppenheimer Holdings, Inc.	614,100	9,493,986
Consumer Finance — 0.74%
SLM Corp. (a)	998,300	6,169,494
Insurance — 8.90%
Enstar Group Ltd. (a)	137,600	22,289,824
Global Indemnity PLC (a)	382,736	10,536,722
Horace Mann Educators Corp. (c)	1,221,900	41,288,001
		74,114,547
Real Estate Investment Trusts — 6.53%
The GEO Group, Inc. (c)	749,296	25,610,938
Granite Real Estate Investment Trust	334,000	10,086,800
Pebblebrook Hotel Trust	525,900	13,804,875
Seritage Growth Properties (l)	98,700	4,919,208
		54,421,821
Thrifts & Mortgage Finance — 1.85%
PHH Corp. (a)	726,200	9,672,984
Washington Federal, Inc.	236,200	5,730,212
		15,403,196
TOTAL FINANCIALS		247,404,273
HEALTH CARE — 7.19% Health Care Equipment & Supplies — 0.83%
Invacare Corp.	568,600	6,897,118

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
Health Care Providers & Services — 4.94%
Hanger, Inc. (a) (o)	2,056,100	$15,276,823
LifePoint Health, Inc. (a)	396,200	25,899,594
		41,176,417
Pharmaceuticals — 1.42%
Taro Pharmaceutical Industries Ltd. (a) (l)	81,300	11,837,280
TOTAL HEALTH CARE		59,910,815
INDUSTRIALS — 24.83% Building Products — 2.94%
Masonite International Corp. (a)	369,700	24,451,958
Commercial Services & Supplies — 0.52%
The Brink's Company	151,100	4,304,839
Construction & Engineering — 6.24%
KBR, Inc.	1,974,400	26,141,056
Tutor Perini Corp. (a)	1,097,700	25,850,835
		51,991,891
Machinery — 5.49%
EnPro Industries, Inc.	525,400	23,322,506
Meritor, Inc. (a)	1,015,100	7,308,720
Miller Industries, Inc. (o)	707,800	14,573,602
Navistar International Corp. (a)	43,700	510,853
		45,715,681
Marine — 4.07%
Matson, Inc. (c)	1,050,900	33,933,561
Professional Services — 0.76%
Heidrick & Struggles International, Inc.	116,700	1,969,896
Hudson Global, Inc. (o)	2,216,400	4,366,308
		6,336,204
Trading Companies & Distributors — 4.81%
Rush Enterprises, Inc. (a) (c) (o)	1,861,400	40,113,170
TOTAL INDUSTRIALS		206,847,304
INFORMATION TECHNOLOGY — 11.54% Communications Equipment — 5.05%
ARRIS International PLC (a)	1,603,100	33,600,976
Extreme Networks, Inc. (a)	2,498,700	8,470,593
		42,071,569
Electronic Equipment, Instruments & Components — 2.09%
QLogic Corp. (a)	1,182,200	17,425,628
Semiconductors & Semiconductor Equipment — 3.53%
Diodes, Inc. (a)	704,900	13,245,071
ON Semiconductor Corp. (a)	1,833,900	16,174,998
		29,420,069
Software — 0.87%
Xura, Inc. (a)	298,010	7,280,384
TOTAL INFORMATION TECHNOLOGY		96,197,650
	Shares Held	Value
MATERIALS — 3.55% Chemicals — 1.29%
American Vanguard Corp.	709,800	$10,725,078
Metals & Mining — 2.26%
Noranda Aluminum Holding Corp. (a)	450,000	26,591
Real Industry, Inc. (a) (o)	2,420,708	18,808,901
		18,835,492
TOTAL MATERIALS		29,560,570
UTILITIES — 6.11% Electric Utilities — 4.74%
Great Plains Energy, Inc. (c)	746,300	22,687,520
Portland General Electric Company	381,200	16,818,544
		39,506,064
Independent Power and Renewable Electricity Producers — 1.37%
NRG Energy, Inc.	760,299	11,396,882
TOTAL UTILITIES		50,902,946
Total common stocks (Cost $838,353,540)		790,593,888
INVESTMENT COMPANIES — 3.82%
Exchange Traded Funds — 3.82%
iShares Russell 2000 Index Fund (l)	75,000	8,622,750
iShares Russell 2000 Value Index Fund (l)	237,900	23,147,670
Total investment companies (Cost $31,409,504)		31,770,420
Total long-term investments (Cost $869,763,044)		822,364,308
COLLATERAL FOR SECURITIES ON LOAN — 4.96%
Money Market Funds — 4.96%
Invesco Government & Agency Portfolio — Institutional Class, 0.30%^	41,343,193	41,343,193
Total collateral for securities on loan (Cost $41,343,193)		41,343,193
Total investments — 103.68% (Cost $911,106,237)		863,707,501
Liabilities in excess of other assets — (3.68)%		(30,645,493)
Net assets — 100.00%		$833,062,008

(a) — Non-income producing security.

(c)   — All or a portion of this security is segregated as collateral.

(l)   — All or a portion of this security is on loan. The total market value of securities on loan was $40,503,024. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Value Fund

(v)   — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $7,133,199, which represented 0.86% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

^   — Rate shown is the 7-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Vectrus, Inc.	0.50%
Central Valley Community Bancorp	0.49%
BP Prudhoe Bay Royalty Trust	0.48%
Interval Leisure Group, Inc.	0.47%
Rush Enterprises, Inc.	0.47%
RigNet, Inc.	0.47%
LGI Homes, Inc.	0.46%
Boise Cascade Company	0.46%
NETGEAR, Inc.	0.46%
Johnson Outdoors, Inc.	0.46%
COMMON STOCKS — 96.23%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.89% Auto Components — 1.46%
American Axle & Manufacturing Holdings, Inc. (a)	1,898	$27,483
Dana Holding Corp.	3,708	39,156
Modine Manufacturing Company (a)	1,417	12,470
Shiloh Industries, Inc. (a)	2,513	18,320
Standard Motor Products, Inc.	431	17,145
Strattec Security Corp.	1,163	47,416
Tenneco, Inc. (a)	1,114	51,923
		213,913
Automobiles — 0.30%
Thor Industries, Inc.	690	44,671
Distributors — 0.21%
Weyco Group, Inc.	1,130	31,391
Diversified Consumer Services — 0.62%
American Public Education, Inc. (a)	703	19,754
Capella Education Company	239	12,581
DeVry Education Group, Inc.	764	13,630
Sotheby's (a)	1,656	45,374
		91,339
Hotels, Restaurants & Leisure — 0.98%
Interval Leisure Group, Inc.	4,320	68,687
Marriott Vacations Worldwide Corp.	218	14,931
Speedway Motorsports, Inc.	778	13,810
Tropicana Entertainment, Inc. (a)	2,408	46,956
		144,384
	Shares Held	Value
Household Durables — 3.26%
Century Communities, Inc. (a)	896	$15,537
CSS Industries, Inc.	1,059	28,392
GoPro, Inc. (a)	4,460	48,213
Green Brick Partners, Inc. (a)	5,652	41,090
LGI Homes, Inc. (a)	2,134	68,159
M/I Homes, Inc. (a)	3,129	58,919
Taylor Morrison Home Corp. (a)	3,173	47,087
TRI Pointe Group, Inc. (a)	4,923	58,190
William Lyon Homes (a)	3,029	48,827
ZAGG, Inc. (a)	12,106	63,556
		477,970
Internet & Catalog Retail — 0.32%
Lands' End, Inc. (a)	1,876	30,804
PetMed Express, Inc.	822	15,421
		46,225
Leisure Products — 1.25%
Arctic Cat, Inc. (a)	3,400	57,800
Johnson Outdoors, Inc.	2,631	67,616
Malibu Boats, Inc. (a)	2,819	34,054
MCBC Holdings, Inc.	2,230	24,642
		184,112
Media — 1.29%
Entercom Communications Corp.	1,359	18,442
Harte-Hanks, Inc. (a)	39,845	63,353
Saga Communications, Inc.	689	27,243
Salem Media Group, Inc.	5,722	41,313
Townsquare Media, Inc. (a)	5,003	39,474
		189,825

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Multiline Retail — 0.26%
Dillard's, Inc.	636	$38,542
Specialty Retail — 3.06%
Asbury Automotive Group, Inc. (a)	237	12,499
Barnes & Noble Education, Inc. (a)	5,862	59,499
Boot Barn Holdings, Inc. (a)	1,458	12,568
The Buckle, Inc.	1,557	40,466
Destination Maternity Corp. (a)	4,333	25,478
GameStop Corp.	1,916	50,927
Hibbett Sports, Inc. (a)	795	27,658
Lithia Motors, Inc.	163	11,584
Office Depot, Inc. (a)	16,847	55,764
Outerwall, Inc.	768	32,256
Sears Hometown and Outlet Stores, Inc. (a)	8,951	60,331
Sonic Automotive, Inc.	3,494	59,783
		448,813
Textiles, Apparel & Luxury Goods — 0.88%
Deckers Outdoor Corp. (a)	486	27,955
Iconix Brand Group, Inc. (a)	1,735	11,729
Movado Group, Inc.	2,265	49,105
Rocky Brands, Inc.	2,273	25,958
Steven Madden Ltd. (a)	397	13,569
		128,316
TOTAL CONSUMER DISCRETIONARY		2,039,501
CONSUMER STAPLES — 1.20% Food & Staples Retailing — 0.22%
United Natural Foods, Inc. (a)	695	32,526
Food Products — 0.11%
Omega Protein Corp. (a)	805	16,092
Personal Products — 0.67%
Medifast, Inc.	505	16,801
Nature's Sunshine Products, Inc.	3,295	31,401
Nu Skin Enterprises, Inc.	765	35,335
Nutraceutical International Corp. (a)	592	13,705
		97,242
Tobacco — 0.20%
Universal Corp.	513	29,621
TOTAL CONSUMER STAPLES		175,481
	Shares Held	Value
ENERGY — 8.57% Energy Equipment & Services — 3.50%
CARBO Ceramics, Inc. (a)	4,368	$57,221
CSI Compressco LP	2,416	19,715
Dril-Quip, Inc. (a)	984	57,495
Geospace Technologies Corp. (a)	3,199	52,368
Gulf Island Fabrication, Inc.	8,061	55,943
Matrix Service Company (a)	1,571	25,906
McDermott International, Inc. (a)	12,180	60,169
Oil States International, Inc. (a)	1,404	46,164
RigNet, Inc. (a)	5,105	68,355
SEACOR Holdings, Inc. (a)	813	47,113
Tidewater, Inc. (a)	2,213	9,759
Unit Corp. (a)	914	14,222
		514,430
Oil, Gas & Consumable Fuels — 5.07%
Alon USA Energy, Inc.	7,622	49,391
Alon USA Partners LP	6,021	60,752
BP Prudhoe Bay Royalty Trust	3,787	69,983
Cobalt International Energy, Inc. (a)	19,118	25,618
CVR Energy, Inc.	3,036	47,058
CVR Refining LP	5,408	41,912
Delek US Holdings, Inc.	1,776	23,461
Denbury Resources, Inc. (a)	3,296	11,833
Green Plains, Inc.	3,337	65,806
Kosmos Energy Ltd. (a)	9,665	52,674
Pacific Ethanol, Inc. (a)	5,740	31,283
Panhandle Oil and Gas, Inc.	2,504	41,742
Renewable Energy Group, Inc. (a)	6,659	58,799
REX American Resources Corp. (a)	1,015	60,727
RSP Permian, Inc. (a)	1,009	35,204
VAALCO Energy, Inc. (a)	53,765	56,991
Western Refining, Inc.	524	10,810
		744,044
TOTAL ENERGY		1,258,474

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
FINANCIALS — 29.16% Banks — 17.59%
Access National Corp.	851	$16,603
American National Bankshares, Inc.	1,752	44,115
Ames National Corp.	1,168	31,326
Associated Banc-Corp	2,941	50,438
BancFirst Corp.	507	30,582
The Bancorp, Inc. (a)	9,049	54,475
Bank of Marin Bancorp	867	41,937
Bar Harbor Bankshares	484	16,988
BBCN Bancorp, Inc.	3,790	56,547
Blue Hills Bancorp, Inc.	1,043	15,395
Brookline Bancorp, Inc.	1,315	14,504
Bryn Mawr Bank Corp.	564	16,469
C&F Financial Corp.	1,482	66,334
Camden National Corp.	1,383	58,086
Carolina Financial Corp.	3,337	62,335
Cathay General Bancorp	511	14,410
Central Valley Community Bancorp	5,115	71,611
City Holding Company	619	28,146
Codorus Valley Bancorp, Inc.	2,839	57,830
Community Trust Bancorp, Inc.	827	28,664
Enterprise Bancorp, Inc.	1,262	30,275
First Bancorp	2,247	39,502
First BanCorp (a)	13,240	52,563
First Bancorp, Inc.	791	17,038
First Citizens BancShares, Inc.	232	60,067
First Financial Bancorp	3,167	61,598
First Financial Corp.	1,735	63,536
First Horizon National Corp.	3,284	45,254
First Interstate BancSystem, Inc.	513	14,415
First Niagara Financial Group, Inc.	4,383	42,690
Flushing Financial Corp.	1,319	26,222
Fulton Financial Corp.	1,077	14,540
Hancock Holding Company	2,395	62,533
Hanmi Financial Corp.	1,136	26,685
Heritage Financial Corp.	968	17,017
Hilltop Holdings, Inc. (a)	2,338	49,075
IBERIABANK Corp.	558	33,329
International Bancshares Corp.	2,340	61,051
Lakeland Bancorp, Inc.	1,431	16,285
LCNB Corp.	895	14,141
Merchants Bancshares, Inc.	884	26,944
National Bankshares, Inc.	860	30,031
Northrim BanCorp, Inc.	2,495	65,594
	Shares Held	Value
Orrstown Financial Services, Inc.	3,380	$61,009
Peapack Gladstone Financial Corp.	3,492	64,637
Penns Woods Bancorp, Inc.	382	16,040
Peoples Bancorp, Inc.	2,254	49,115
People's Utah Bancorp	881	14,625
Popular, Inc.	2,122	62,175
Premier Financial Bancorp, Inc.	3,851	64,889
Republic Bancorp, Inc.	2,302	63,604
S&T Bancorp, Inc.	567	13,863
Sandy Spring Bancorp, Inc.	517	15,024
Shore Bancshares, Inc.	5,126	60,231
Sierra Bancorp	776	12,951
Southwest Bancorp, Inc.	920	15,576
State Bank Financial Corp.	1,420	28,897
Suffolk Bancorp	1,158	36,257
Summit Financial Group, Inc.	1,814	31,745
Talmer Bancorp, Inc.	820	15,719
TCF Financial Corp.	3,490	44,149
Texas Capital Bancshares, Inc. (a)	1,225	57,281
TriCo Bancshares	1,529	42,200
Triumph Bancorp, Inc. (a)	3,783	60,528
Trustmark Corp.	2,510	62,374
Valley National Bancorp	1,483	13,525
Wilshire Bancorp, Inc.	2,785	29,020
		2,582,614
Capital Markets — 0.46%
Och-Ziff Capital Management Group LLC	6,784	25,779
Oppenheimer Holdings, Inc.	2,713	41,943
		67,722
Consumer Finance — 0.62%
Nelnet, Inc.	1,071	37,217
SLM Corp. (a)	8,811	54,452
		91,669

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Insurance — 3.98%
Ambac Financial Group, Inc. (a)	1,762	$29,003
American National Insurance Company	253	28,627
Aspen Insurance Holdings Ltd.	608	28,199
Crawford & Company	5,053	38,554
Employers Holdings, Inc.	1,035	30,036
Enstar Group Ltd. (a)	183	29,644
Global Indemnity PLC (a)	1,864	51,316
Greenlight Capital Re Ltd. (a)	1,341	27,035
Hallmark Financial Services, Inc. (a)	2,594	30,064
Horace Mann Educators Corp.	1,831	61,870
Kemper Corp.	1,459	45,200
MBIA, Inc. (a)	4,325	29,540
National Western Life Group, Inc.	257	50,184
The Navigators Group, Inc.	346	31,822
State Auto Financial Corp.	1,278	28,001
Third Point Reinsurance Ltd. (a)	3,806	44,606
		583,701
Real Estate Investment Trusts — 2.93%
Altisource Residential Corp.	2,461	22,617
Arbor Realty Trust, Inc.	6,222	44,736
Ares Commercial Real Estate Corp.	1,321	16,235
Cherry Hill Mortgage Investment Corp.	992	15,445
Chimera Investment Corp.	1,032	16,202
The GEO Group, Inc.	1,773	60,601
Granite Real Estate Investment Trust	1,993	60,189
Great Ajax Corp.	2,630	36,478
MFA Financial, Inc.	1,966	14,293
Parkway Properties, Inc.	3,840	64,244
PennyMac Mortgage Investment Trust	2,139	34,716
Resource Capital Corp.	2,470	31,764
ZAIS Financial Corp.	872	11,955
		429,475
	Shares Held	Value
Thrifts & Mortgage Finance — 3.58%
Dime Community Bancshares, Inc.	2,513	$42,746
ESSA Bancorp, Inc.	3,223	43,188
EverBank Financial Corp.	3,989	59,277
HomeStreet, Inc. (a)	2,118	42,191
OceanFirst Financial Corp.	1,643	29,853
PennyMac Financial Services, Inc. (a)	2,535	31,662
PHH Corp. (a)	4,635	61,738
Provident Financial Holdings, Inc.	3,425	62,678
Territorial Bancorp, Inc.	1,673	44,284
TrustCo Bank Corp.	7,213	46,235
Washington Federal, Inc.	2,516	61,038
		524,890
TOTAL FINANCIALS		4,280,071
HEALTH CARE — 1.87% Health Care Equipment & Supplies — 0.76%
Anika Therapeutics, Inc. (a)	319	17,114
Exactech, Inc. (a)	1,505	40,244
LivaNova PLC (a)	1,092	54,851
		112,209
Health Care Providers & Services — 1.11%
Kindred Healthcare, Inc.	4,841	54,655
LifePoint Health, Inc. (a)	878	57,395
National HealthCare Corp.	238	15,408
Surgery Partners, Inc. (a)	1,957	35,030
		162,488
TOTAL HEALTH CARE		274,697
INDUSTRIALS — 17.23% Aerospace & Defense — 0.86%
Ducommun, Inc. (a)	619	12,244
LMI Aerospace, Inc. (a)	3,094	24,876
National Presto Industries, Inc.	169	15,945
Vectrus, Inc. (a)	2,584	73,618
		126,683
Air Freight & Logistics — 0.39%
Forward Air Corp.	279	12,424
Hub Group, Inc. (a)	391	15,003
Park-Ohio Holdings Corp.	1,037	29,326
		56,753
Building Products — 0.93%
CSW Industrials, Inc. (a)	1,847	60,231
Masonite International Corp. (a)	908	60,055
Quanex Building Products Corp.	837	15,560
		135,846

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Commercial Services & Supplies — 2.08%
Atento SA (a)	5,764	$51,357
The Brink's Company	1,808	51,511
Deluxe Corp.	753	49,977
Essendant, Inc.	463	14,149
McGrath RentCorp	1,147	35,087
NL Industries, Inc. (a)	9,962	25,602
Performant Financial Corp. (a)	17,202	27,867
Steelcase, Inc.	790	10,720
UniFirst Corp.	257	29,740
West Corp.	479	9,417
		305,427
Construction & Engineering — 1.31%
KBR, Inc.	3,761	49,796
Orion Group Holdings, Inc. (a)	10,905	57,906
Primoris Services Corp.	1,182	22,375
Tutor Perini Corp. (a)	2,646	62,313
		192,390
Electrical Equipment — 0.97%
Allied Motion Technologies, Inc.	1,594	37,076
Babcock & Wilcox Enterprises, Inc. (a)	697	10,239
Power Solutions International, Inc. (a)	3,582	63,939
Preformed Line Products Company	399	16,116
Thermon Group Holdings, Inc. (a)	801	15,387
		142,757
	Shares Held	Value
Machinery — 5.46%
Chart Industries, Inc. (a)	1,346	$32,479
Columbus McKinnon Corp.	934	13,216
The Eastern Company	2,696	44,700
Graham Corp.	721	13,281
The Greenbrier Companies, Inc.	2,067	60,211
Hardinge, Inc.	2,532	25,472
Harsco Corp. (a)	5,198	34,515
Hurco Companies, Inc.	1,844	51,319
Hyster-Yale Materials Handling, Inc.	662	39,382
Kadant, Inc.	330	16,998
LB Foster Company	3,684	40,119
Luxfer Holdings PLC — ADR	2,688	32,337
Meritor, Inc. (a)	6,905	49,716
Miller Industries, Inc.	2,906	59,834
Mueller Industries, Inc.	497	15,844
Navistar International Corp. (a)	5,046	58,987
NN, Inc.	3,250	45,468
Oshkosh Corp.	717	34,208
Supreme Industries, Inc.	3,542	48,525
Twin Disc, Inc. (a)	2,632	28,268
Wabash National Corp. (a)	4,451	56,528
		801,407
Marine — 0.40%
Matson, Inc.	1,842	59,478
Professional Services — 3.62%
Barrett Business Services, Inc.	1,559	64,418
CBIZ, Inc. (a)	2,847	29,637
CRA International, Inc. (a)	2,454	61,890
FTI Consulting, Inc. (a)	731	29,737
Heidrick & Struggles International, Inc.	3,163	53,391
Hill International, Inc. (a)	10,760	43,793
Kelly Services, Inc.	2,479	47,027
Korn/Ferry International	2,066	42,766
Resources Connection, Inc.	2,975	43,971
RPX Corp. (a)	5,994	54,965
TrueBlue, Inc. (a)	3,145	59,503
		531,098
Road & Rail — 0.27%
Roadrunner Transportation Systems, Inc. (a)	3,689	27,520
Saia, Inc. (a)	498	12,520
		40,040

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Trading Companies & Distributors — 0.94%
Rush Enterprises, Inc. (a)	3,184	$68,614
Titan Machinery, Inc. (a)	3,750	41,813
WESCO International, Inc. (a)	526	27,084
		137,511
TOTAL INDUSTRIALS		2,529,390
INFORMATION TECHNOLOGY — 14.26% Communications Equipment — 2.33%
ClearOne, Inc.	3,711	41,563
Comtech Telecommunications Corp.	2,459	31,574
Digi International, Inc. (a)	4,053	43,489
Extreme Networks, Inc. (a)	16,686	56,566
NETGEAR, Inc. (a)	1,426	67,791
Plantronics, Inc.	1,165	51,260
TESSCO Technologies, Inc.	3,599	49,990
		342,233
Electronic Equipment, Instruments & Components — 6.44%
Anixter International, Inc. (a)	968	51,575
AVX Corp.	2,134	28,980
Benchmark Electronics, Inc. (a)	3,087	65,289
Control4 Corp. (a)	6,161	50,274
Daktronics, Inc.	6,974	43,588
Electro Rent Corp.	2,331	35,921
ePlus, Inc. (a)	711	58,153
Insight Enterprises, Inc. (a)	2,452	63,752
InvenSense, Inc. (a)	7,093	43,480
Methode Electronics, Inc.	999	34,196
MTS Systems Corp.	207	9,075
Park Electrochemical Corp.	2,840	41,265
PC Connection, Inc.	1,902	45,268
PCM, Inc. (a)	4,210	46,899
Plexus Corp. (a)	748	32,314
QLogic Corp. (a)	4,372	64,443
Sanmina Corp. (a)	1,252	33,566
ScanSource, Inc. (a)	1,081	40,116
Tech Data Corp. (a)	572	41,098
TTM Technologies, Inc. (a)	7,704	58,011
Vishay Intertechnology, Inc.	3,479	43,105
Vishay Precision Group, Inc. (a)	1,091	14,641
		945,009
Internet Software & Services — 0.41%
DHI Group, Inc. (a)	3,594	22,391
RetailMeNot, Inc. (a)	1,500	11,565
Travelzoo, Inc. (a)	3,318	26,610
		60,566
	Shares Held	Value
IT Services — 0.75%
Computer Services, Inc.	347	$13,054
Computer Task Group, Inc.	8,635	42,916
Datalink Corp. (a)	7,298	54,735
		110,705
Semiconductors & Semiconductor Equipment — 3.02%
Ambarella, Inc. (a)	1,054	53,554
Amkor Technology, Inc. (a)	9,965	57,299
Cabot Microelectronics Corp.	717	30,358
Cirrus Logic, Inc. (a)	1,642	63,692
Diodes, Inc. (a)	3,254	61,143
NVE Corp.	518	30,381
PDF Solutions, Inc. (a)	2,103	29,421
Photronics, Inc. (a)	2,868	25,554
Synaptics, Inc. (a)	652	35,045
Ultra Clean Holdings, Inc. (a)	2,747	15,630
Xcerra Corp. (a)	7,037	40,463
		442,540
Software — 0.93%
AVG Technologies NV (a)	1,418	26,928
Mentor Graphics Corp.	652	13,862
VASCO Data Security International, Inc. (a)	1,838	30,125
Xura, Inc. (a)	2,461	60,121
Zedge, Inc. (a)	1,290	5,920
		136,956
Technology Hardware, Storage & Peripherals — 0.38%
Super Micro Computer, Inc. (a)	2,220	55,167
TOTAL INFORMATION TECHNOLOGY		2,093,176
MATERIALS — 4.97% Chemicals — 1.84%
American Vanguard Corp.	3,696	55,847
The Chemours Company	4,062	33,471
CVR Partners LP	3,953	32,296
FutureFuel Corp.	2,496	27,156
Huntsman Corp.	2,187	29,415
Innophos Holdings, Inc.	762	32,164
Innospec, Inc.	664	30,537
Minerals Technologies, Inc.	516	29,309
		270,195
Construction Materials — 0.10%
United States Lime & Minerals, Inc.	247	14,571
Containers & Packaging — 0.55%
Greif, Inc.	440	16,399
UFP Technologies, Inc. (a)	2,839	63,991
		80,390

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Metals & Mining — 1.11%
Ampco-Pittsburgh Corp.	2,151	$24,328
Century Aluminum Company (a)	3,959	25,060
Constellium NV (a)	5,515	25,865
Kaiser Aluminum Corp.	348	31,463
Real Industry, Inc. (a)	7,289	56,636
		163,352
Paper & Forest Products — 1.37%
Boise Cascade Company (a)	2,967	68,092
Domtar Corp.	377	13,199
KapStone Paper and Packaging Corp.	2,883	37,508
PH Glatfelter Company	740	14,474
Schweitzer-Mauduit International, Inc.	1,899	66,997
		200,270
TOTAL MATERIALS		728,778
TELECOMMUNICATION SERVICES — 0.91% Diversified Telecommunication Services — 0.91%
ATN International, Inc.	400	31,124
IDT Corp.	4,493	63,756
Inteliquent, Inc.	1,932	38,427
TOTAL TELECOMMUNICATION SERVICES		133,307
UTILITIES — 4.17% Electric Utilities — 1.75%
ALLETE, Inc.	972	62,820
El Paso Electric Company	659	31,151
The Empire District Electric Company	870	29,554
MGE Energy, Inc.	287	16,220
Otter Tail Corp.	1,530	51,240
PNM Resources, Inc.	1,860	65,917
		256,902
Gas Utilities — 0.98%
Northwest Natural Gas Company	271	17,566
ONE Gas, Inc.	246	16,381
South Jersey Industries, Inc.	1,035	32,727
Southwest Gas Corp.	215	16,923
Spire, Inc.	219	15,514
Star Gas Partners LP	5,105	45,332
		144,443
Independent Power and Renewable Electricity Producers — 0.79%
Dynegy, Inc. (a)	2,847	49,082
Talen Energy Corp. (a)	4,957	67,168
		116,250
	Shares Held	Value
Multi-Utilities — 0.65%
Avista Corp.	1,454	$65,140
NorthWestern Corp.	232	14,632
Unitil Corp.	348	14,849
		94,621
TOTAL UTILITIES		612,216
Total common stocks (Cost $14,391,174)		14,125,091
INVESTMENT COMPANIES — 2.85%
Business Development Companies — 2.85%
Capitala Finance Corp.	2,492	34,888
Fifth Street Finance Corp.	8,407	40,774
Fifth Street Senior Floating Rate Corp.	5,734	45,643
Garrison Capital, Inc.	2,899	29,251
KCAP Financial, Inc.	12,978	50,874
Medley Capital Corp.	4,203	28,160
MVC Capital, Inc.	8,016	64,448
Prospect Capital Corp.	4,068	31,812
Stellus Capital Investment Corp.	1,441	14,756
TICC Capital Corp.	6,097	32,131
WhiteHorse Finance, Inc.	4,192	45,357
Total investment companies (Cost $461,475)		418,094
Total long-term investments (Cost $14,852,649)		14,543,185
SHORT-TERM INVESTMENTS — 1.08%	Principal Amount
Time Deposits — 1.08%
Bank of Montreal, 0.13%, 07/01/2016*	$158,665	158,665
Total short-term investments (Cost $158,665)		158,665
Total investments — 100.16% (Cost $15,011,314)		14,701,850
Liabilities in excess of other assets — (0.16)%		(23,731)
Net assets — 100.00%		$14,678,119

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Global Value Fund

* Based on country of risk.

+ Sum of countries shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.31)%.

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.00%
Danieli & C Officine Meccaniche SpA	4.07%
Calpine Corp.	3.79%
Zurich Insurance Group AG	3.69%
Corning, Inc.	3.65%
Cummins, Inc.	3.49%
Citigroup, Inc.	3.43%
Bank of America Corp.	3.34%
BAE Systems PLC	3.15%
WorleyParsons Ltd.	2.80%
COMMON STOCKS — 100.31%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.99% Auto Components — 0.45%
Magna International, Inc.	676	$23,707
Automobiles — 4.41%
Bayerische Motoren Werke AG (v)	1,225	78,090
General Motors Company	2,741	77,570
Honda Motor Company Ltd. (v)	3,100	77,765
		233,425
Specialty Retail — 2.13%
Bed Bath & Beyond, Inc.	574	24,808
Office Depot, Inc. (a)	26,686	88,331
		113,139
TOTAL CONSUMER DISCRETIONARY		370,271
CONSUMER STAPLES — 1.37% Food & Staples Retailing — 1.37%
Tesco PLC (a) (v)	30,936	72,657
TOTAL CONSUMER STAPLES		72,657
ENERGY — 7.97% Energy Equipment & Services — 2.80%
WorleyParsons Ltd. (v)	27,097	148,694
Oil, Gas & Consumable Fuels — 5.17%
Cairn Energy PLC (a) (v)	26,925	74,881
Cobalt International Energy, Inc. (a)	6,607	8,853
Hess Corp.	459	27,586
Kosmos Energy Ltd. (a)	4,725	25,751
Ophir Energy PLC (a) (v)	90,707	95,773
Rockhopper Exploration PLC (a)	85,994	40,927
		273,771
TOTAL ENERGY		422,465
	Shares Held	Value
FINANCIALS — 30.16% Banks — 15.33%
Bank of America Corp.	13,324	$176,809
Barclays PLC (v)	29,316	54,525
Citigroup, Inc.	4,290	181,853
Citizens Financial Group, Inc.	3,954	79,001
JPMorgan Chase & Company	1,311	81,465
Popular, Inc.	4,039	118,343
Societe Generale SA (v)	2,020	63,198
Standard Chartered PLC (v)	7,506	56,948
		812,142
Capital Markets — 1.35%
Credit Suisse Group AG (v)	6,750	71,904
Consumer Finance — 1.74%
Capital One Financial Corp.	852	54,111
Santander Consumer USA Holdings, Inc. (a)	3,686	38,076
		92,187
Insurance — 11.74%
American International Group, Inc.	5,013	265,138
RSA Insurance Group PLC (v)	8,300	55,630
Willis Towers Watson PLC	851	105,788
Zurich Insurance Group AG (v)	790	195,432
		621,988
TOTAL FINANCIALS		1,598,221
HEALTH CARE — 9.13% Health Care Providers & Services — 2.24%
Anthem, Inc.	612	80,380
Humana, Inc.	214	38,494
		118,874

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
Pharmaceuticals — 6.89%
GlaxoSmithKline PLC — ADR	2,321	$100,592
KYORIN Holdings, Inc. (v)	2,700	52,944
Sanofi (v)	1,579	131,188
Taro Pharmaceutical Industries Ltd. (a)	551	80,226
		364,950
TOTAL HEALTH CARE		483,824
INDUSTRIALS — 20.36% Aerospace & Defense — 3.90%
BAE Systems PLC (v)	23,840	166,894
Embraer SA — ADR	1,830	39,748
		206,642
Air Freight & Logistics — 2.47%
Royal Mail PLC (v)	19,460	130,743
Construction & Engineering — 0.53%
Bouygues SA (v)	978	28,018
Industrial Conglomerates — 2.06%
Koninklijke Philips NV (v)	4,402	109,330
Machinery — 11.40%
CNH Industrial NV	11,228	80,280
Cummins, Inc.	1,643	184,739
Danieli & C Officine Meccaniche SpA (v)	15,504	215,763
KSB AG	131	45,067
Navistar International Corp. (a)	6,674	78,019
		603,868
TOTAL INDUSTRIALS		1,078,601
INFORMATION TECHNOLOGY — 16.19% Communications Equipment — 3.50%
ARRIS International PLC (a)	5,020	105,219
Telefonaktiebolaget LM Ericsson — ADR	10,420	80,026
		185,245
Electronic Equipment, Instruments & Components — 4.36%
Corning, Inc.	9,449	193,516
Nippon Electric Glass Company Ltd. (v)	9,000	37,570
		231,086
Semiconductors & Semiconductor Equipment — 0.98%
Marvell Technology Group Ltd.	5,427	51,719
Software — 5.33%
Microsoft Corp.	2,775	141,997
Oracle Corp.	3,429	140,349
		282,346
Technology Hardware, Storage & Peripherals — 2.02%
Hewlett Packard Enterprise Company	5,870	107,245
TOTAL INFORMATION TECHNOLOGY		857,641
	Shares Held	Value
TELECOMMUNICATION SERVICES — 2.81% Wireless Telecommunication Services — 2.81%
Orange Belgium SA (a) (v)	1,173	$27,116
Vodafone Group PLC — ADR	3,950	122,016
TOTAL TELECOMMUNICATION SERVICES		149,132
UTILITIES — 5.33% Independent Power and Renewable Electricity Producers — 5.33%
Calpine Corp. (a)	13,608	200,718
NRG Energy, Inc.	5,454	81,755
TOTAL UTILITIES		282,473
Total common stocks (Cost $5,732,616)		5,315,285
Total long-term investments (Cost $5,732,616)		5,315,285
Total investments — 100.31% (Cost $5,732,616)		5,315,285
Liabilities in excess of other assets — (0.31)%		(16,619)
Net assets — 100.00%		$5,298,666

(a) — Non-income producing security.

(v)   — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,945,063, which represented 36.71% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley International Value Fund

* Based on country of risk.

+ Sum of countries shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.44)%.

Largest Equity Holdings	Percent of net assets
Zurich Insurance Group AG	5.12%
Danieli & C Officine Meccaniche SpA	4.90%
BAE Systems PLC	4.73%
Royal Mail PLC	3.73%
Koninklijke Philips NV	3.71%
WorleyParsons Ltd.	3.67%
ARRIS International PLC	3.51%
Sanofi	3.26%
Willis Towers Watson PLC	3.01%
Vodafone Group PLC	2.92%
COMMON STOCKS — 100.44%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.54% Auto Components — 0.89%
Magna International Inc.	460	$16,132
Automobiles — 2.82%
Bayerische Motoren Werke AG (v)	405	25,817
Honda Motor Company Ltd. (v)	1,000	25,085
		50,902
Household Durables — 0.79%
Metall Zug AG	5	14,270
Media — 0.75%
RTL Group SA (v)	166	13,620
Specialty Retail — 1.29%
Kingfisher PLC (v)	3,895	16,729
Pendragon PLC	17,649	6,548
		23,277
TOTAL CONSUMER DISCRETIONARY		118,201
CONSUMER STAPLES — 1.71% Food & Staples Retailing — 1.71%
Tesco PLC (a) (v)	13,151	30,887
TOTAL CONSUMER STAPLES		30,887
ENERGY — 8.28% Energy Equipment & Services — 3.67%
WorleyParsons Ltd. (v)	12,083	66,305
Oil, Gas & Consumable Fuels — 4.61%
BowLeven PLC (a)	27,898	7,892
Cairn Energy PLC (a) (v)	9,036	25,130
Kosmos Energy Ltd. (a)	4,702	25,626
Ophir Energy PLC (a) (v)	12,745	13,457
Rockhopper Exploration PLC (a)	23,249	11,065
		83,170
TOTAL ENERGY		149,475
	Shares Held	Value
FINANCIALS — 25.16% Banks — 8.23%
Banco do Brasil SA — ADR	1,875	$9,919
Barclays PLC (v)	21,353	39,714
HSBC Holdings PLC (v)	3,001	18,593
ING Groep NV (v)	1,581	16,357
Societe Generale SA (v)	1,402	43,863
Standard Chartered PLC (v)	2,676	20,303
		148,749
Capital Markets — 2.30%
Credit Suisse Group AG (v)	3,894	41,481
Insurance — 14.63%
Enstar Group Ltd. (a)	284	46,005
Global Indemnity PLC (a)	1,289	35,486
RSA Insurance Group PLC (v)	5,349	35,851
Willis Towers Watson PLC	437	54,324
Zurich Insurance Group AG (v)	374	92,521
		264,187
TOTAL FINANCIALS		454,417
HEALTH CARE — 13.07% Health Care Equipment & Supplies — 4.42%
Draegerwerk AG & Company KGaA (v)	138	43,987
Medtronic PLC	412	35,749
		79,736
Pharmaceuticals — 8.65%
GlaxoSmithKline PLC (v)	2,360	50,681
KYORIN Holdings, Inc. (v)	900	17,648
Sanofi (v)	709	58,906
Taro Pharmaceutical Industries Ltd. (a)	199	28,974
		156,209
TOTAL HEALTH CARE		235,945

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley International Value Fund

	Shares Held	Value
INDUSTRIALS — 27.04% Aerospace & Defense — 5.48%
BAE Systems PLC (v)	12,197	$85,386
Embraer SA — ADR	628	13,640
		99,026
Air Freight & Logistics — 3.73%
Royal Mail PLC (v)	10,027	67,367
Building Products — 1.48%
Masonite International Corp. (a)	403	26,654
Construction & Engineering — 1.47%
Bouygues SA (v)	924	26,471
Electrical Equipment — 1.94%
Eaton Corp. PLC	586	35,002
Industrial Conglomerates — 3.71%
Koninklijke Philips NV (v)	2,700	67,058
Machinery — 9.23%
CNH Industrial NV	4,267	30,509
Danieli & C Officine Meccaniche SpA (v)	6,356	88,454
KSB AG	139	47,820
		166,783
TOTAL INDUSTRIALS		488,361
INFORMATION TECHNOLOGY — 12.59% Communications Equipment — 7.53%
ARRIS International PLC (a)	3,020	63,299
Telefonaktiebolaget LM Ericsson — ADR	4,209	32,325
Telefonaktiebolaget LM Ericsson (v)	5,259	40,403
		136,027
Electronic Equipment, Instruments & Components — 4.06%
Nippon Electric Glass Company Ltd. (v)	8,000	33,396
TE Connectivity Ltd.	698	39,863
		73,259
Semiconductors & Semiconductor Equipment — 1.00%
Marvell Technology Group Ltd.	1,888	17,993
TOTAL INFORMATION TECHNOLOGY		227,279
MATERIALS — 2.14% Chemicals — 2.14%
Tikkurila Oyj (v)	2,133	38,624
TOTAL MATERIALS		38,624
	Shares Held	Value
TELECOMMUNICATION SERVICES — 3.91% Wireless Telecommunication Services — 3.91%
Orange Belgium SA (a) (v)	771	$17,823
Vodafone Group PLC (v)	17,320	52,807
TOTAL TELECOMMUNICATION SERVICES		70,630
Total common stocks (Cost $1,904,954)		1,813,819
Total long-term investments (Cost $1,904,954)		1,813,819
SHORT-TERM INVESTMENTS — 0.21%	Principal Amount
Time Deposits — 0.21%
Brown Brothers Harriman & Co., 0.130%, 07/01/2016*	$3,768	3,768
Total short-term investments (Cost $3,768)		3,768
Total investments — 100.65% (Cost $1,908,722)		1,817,587
Liabilities in excess of other assets — (0.65)%		(11,667)
Net assets — 100.00%		$1,805,920

(a) — Non-income producing security.

(v)   — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,214,724, which represented 67.26% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Value Opportunities Fund

Largest Holdings*	Percent of net assets
Bank of America Corp.	5.65%
Corning, Inc.	5.40%
Microsoft Corp.	5.17%
American International Group, Inc.	4.94%
The Goldman Sachs Group, Inc.	4.23%
Danieli & C Officine Meccaniche SpA	4.11%
Noranda Aluminum Acquisition Corp.	4.03%
Rush Enterprises, Inc.	4.01%
Oracle Corp.	3.41%
WorleyParsons Ltd.	3.41%

* Excluding short-term securities.

COMMON STOCKS — 84.52%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.56% Automobiles — 2.14%
Motors Liquidation Company GUC Trust	872,000	$9,766,400
Hotels, Restaurants & Leisure — 1.91%
Intrawest Resorts Holdings, Inc. (a)	670,403	8,701,831
Media — 3.06%
Discovery Communications, Inc. — Class A (a)	506,700	12,784,041
Discovery Communications, Inc. — Class C (a)	48,100	1,147,185
		13,931,226
Specialty Retail — 2.97%
Office Depot, Inc. (a) (c)	4,094,500	13,552,795
Textiles, Apparel & Luxury Goods — 0.48%
JG Boswell Company	3,401	2,176,640
TOTAL CONSUMER DISCRETIONARY		48,128,892
ENERGY — 6.31% Energy Equipment & Services — 3.82%
Vantage Drilling International (a) (i)	21,433	1,886,104
WorleyParsons Ltd. (c) (v)	2,833,300	15,547,699
		17,433,803
Oil, Gas & Consumable Fuels — 2.49%
Cairn Energy PLC (a) (v)	2,307,600	6,417,627
Ophir Energy PLC (a) (v)	3,788,500	4,000,098
Rockhopper Exploration PLC (a)	1,919,100	913,346
		11,331,071
TOTAL ENERGY		28,764,874
FINANCIALS — 28.34% Banks — 12.93%
Bank of America Corp. (c)	1,941,100	25,758,397
Citigroup, Inc. (c)	334,200	14,166,738
JPMorgan Chase & Company (c)	189,600	11,781,744
Wells Fargo & Company	152,500	7,217,825
		58,924,704
	Shares Held	Value
Capital Markets — 5.62%
The Goldman Sachs Group, Inc.	129,700	$19,270,826
State Street Corp.	117,900	6,357,168
		25,627,994
Consumer Finance — 1.12%
Capital One Financial Corp.	80,500	5,112,555
Insurance — 8.67%
American International Group, Inc. (c)	426,200	22,541,718
Global Indemnity PLC (a)	94,800	2,609,844
Zurich Insurance Group AG (v)	58,100	14,372,937
		39,524,499
TOTAL FINANCIALS		129,189,752
HEALTH CARE — 3.83% Health Care Providers & Services — 2.99%
Anthem, Inc.	20,600	2,705,604
Hanger, Inc. (a)	738,000	5,483,340
Humana, Inc.	30,300	5,450,364
		13,639,308
Pharmaceuticals — 0.84%
Sanofi — ADR	91,400	3,825,090
TOTAL HEALTH CARE		17,464,398
INDUSTRIALS — 13.53% Air Freight & Logistics — 2.43%
Royal Mail PLC (c) (v)	1,650,100	11,086,327
Machinery — 6.88%
Danieli & C Officine Meccaniche SpA (c) (v)	1,346,700	18,741,468
EnPro Industries, Inc.	72,100	3,200,519
KSB AG (c)	27,473	9,451,371
		31,393,358
Professional Services — 0.21%
Hudson Global, Inc.	481,700	948,949

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
Trading Companies & Distributors — 4.01%
Rush Enterprises, Inc. (a) (c)	847,900	$18,272,245
TOTAL INDUSTRIALS		61,700,879
INFORMATION TECHNOLOGY — 21.29% Communications Equipment — 4.61%
ARRIS International PLC (a)	614,900	12,888,304
Telefonaktiebolaget LM Ericsson — ADR	1,061,200	8,150,016
		21,038,320
Electronic Equipment, Instruments & Components — 5.40%
Corning, Inc. (c)	1,202,400	24,625,152
Software — 8.58%
Microsoft Corp. (c)	460,500	23,563,785
Oracle Corp. (c)	379,900	15,549,307
		39,113,092
Technology Hardware, Storage & Peripherals — 2.70%
Hewlett Packard Enterprise Company	672,800	12,292,056
TOTAL INFORMATION TECHNOLOGY		97,068,620
MATERIALS — 0.66% Metals & Mining — 0.66%
Real Industry, Inc. (a)	389,782	3,028,606
TOTAL MATERIALS		3,028,606
Total common stocks (Cost $425,723,873)		385,346,021
INVESTMENT COMPANIES — 0.21%
Closed-End Funds — 0.21%
Boulder Growth & Income Fund, Inc.	118,292	961,714
Total investment companies (Cost $649,324)		961,714
PREFERRED STOCKS — 0.23%
FINANCIALS — 0.23% Thrifts & Mortgage Finance — 0.23%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	233,232
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	724,646
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	118,184
TOTAL FINANCIALS		1,076,062
Total preferred stocks (Cost $274,262)		1,076,062
CONVERTIBLE BONDS — 1.58%	Principal Amount
ENERGY — 1.58% Oil, Gas & Consumable Fuels — 1.58%
Cobalt International Energy, Inc. 2.625%, 12/01/2019	$19,000,000	7,220,000
TOTAL ENERGY		7,220,000
Total convertible bonds (Cost $11,672,177)		7,220,000
CORPORATE BONDS — 7.31%	Principal Amount	Value
ENERGY — 2.21% Energy Equipment & Services — 1.41%
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/2020 (d) (r)	$15,882,000	$6,432,210
Vantage Drilling International — Escrow 7.500%, 11/01/2019 (a) (f) (i)	12,000,000	0
		6,432 ,210
Oil, Gas & Consumable Fuels — 0.80%
Comstock Resources, Inc. 10.000%, 03/15/2020 (r)	4,500,000	3,645,000
TOTAL ENERGY		10,077,210
INDUSTRIALS — 1.65% Building Products — 1.21%
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/2017	6,159,000	5,512,305
Trading Companies & Distributors — 0.44%
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	2,000,000	2,010,000
TOTAL INDUSTRIALS		7,522,305
MATERIALS — 3.45% Chemicals — 3.10%
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 11/12/2014 — 06/19/2015, Cost $21,454,451) (i) (r)	27,207,000	14,147,640
Metals & Mining — 0.35%
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014, Cost $7,500,000) (d) (i) (r)	7,500,000	1,575,000
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (i)	41,000	564
		1,575,564
TOTAL MATERIALS		15,723,204
Total corporate bonds (Cost $44,923,479)		33,322,719
TERM LOANS — 4.71%
MATERIALS — 4.71% Metals & Mining — 4.71%
Noranda Aluminum Acquisition Corp. 12.000%, 11/12/2016 (b) (e) (f) (i) (m)	3,100,000	3,100,000
5.750%, 02/28/2019 (b) (d) (i) (p)	35,173,823	18,378,323
TOTAL MATERIALS		21,478,323
Total term loans (Cost $29,417,378)		21,478,323

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Value Opportunities Fund

PURCHASED PUT OPTIONS — 0.41%	Contracts (100 shares per contract)		Value
ENERGY — 0.20% Energy Equipment & Services — 0.20%
Patterson-UTI Energy, Inc. (a) Expiration: January 2017, Exercise Price: $24.00		2,000	$904,000
TOTAL ENERGY			904,000
FINANCIALS — 0.21% Capital Markets — 0.21%
WisdomTree Investments, Inc. (a) Expiration: January 2017, Exercise Price: $12.75		2,500	950,000
TOTAL FINANCIALS			950,000
Total purchased put options (Cost $1,872,942)			1,854,000
WARRANTS — 0.56%	Shares Held
CONSUMER DISCRETIONARY — 0.08% Automobiles — 0.08%
General Motors Company (a) Expiration: July 2019, Exercise Price: $18.33		33,866	353,561
TOTAL CONSUMER DISCRETIONARY			353,561
FINANCIALS — 0.48% Insurance — 0.48%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $45.00		117,400	2,194,206
TOTAL FINANCIALS			2,194,206
Total warrants (Cost $1,405,822)			2,547,767
Total long-term investments (Cost $515,939,257)			453,806,606
SHORT-TERM INVESTMENTS — 0.00%	Principal Amount
Time Deposits — 0.00%
Brown Brothers Harriman & Co., 0.73%, 07/01/2016*	AUD	16	12
Brown Brothers Harriman & Co., 0.11%, 07/01/2016*	GBP	24	33
Total short-term investments (Cost $47)			45
Total investments — 99.53% (Cost $515,939,304)			453,806,651
Other assets in excess of liabilities — 0.47%			2,121,715
Net assets — 100.00%			$455,928,366

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2016.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities, futures contracts and unfunded loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $3,100,000, which represented 0.68% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $3,100,000, which represented 0.68% of net assets.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $27,809,850, which represented 6.10% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $70,166,156, which represented 15.39% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

AUD — Australian Dollars

GBP — British Pounds

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Futures Contracts — June 30, 2016

Hotchkis & Wiley Value Opportunities Fund

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency Futures	(140)	September 2016	$(10,393,600)	$3,625
British Pound Currency Futures	(125)	September 2016	(10,350,000)	1,042,517
Euro Fx Currency Futures	(80)	September 2016	(11,107,500)	293,671
			$(31,851,100)	$1,339,813

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Capital Income Fund

Largest Issuers	Percent of net assets
Corning, Inc.	2.57%
American International Group, Inc.	2.57%
BAE Systems PLC	2.49%
Danieli & C Officine Meccaniche SpA	2.24%
Popular, Inc.	2.16%
Citigroup, Inc.	1.85%
Oracle Corp.	1.84%
Royal Mail PLC	1.79%
Bank of America Corp.	1.69%
Vodafone Group PLC	1.69%
COMMON STOCKS — 56.73%	Shares Held	Value
CONSUMER DISCRETIONARY — 3.93% Automobiles — 1.79%
General Motors Company	9,438	$267,096
General Motors Company — Escrow (a) (f) (i)	4,600	0
Honda Motor Company Ltd. — ADR	8,266	209,378
Motors Liquidation Company GUC Trust	18,625	208,600
		685,074
Media — 0.28%
Discovery Communications, Inc. (a)	4,162	105,007
Multiline Retail — 0.30%
Kohl's Corp.	2,998	113,684
Specialty Retail — 1.25%
Bed Bath & Beyond, Inc.	2,485	107,402
Office Depot, Inc. (a)	111,624	369,475
		476,877
Textiles, Apparel & Luxury Goods — 0.31%
Quiksilver, Inc. (a) (f) (i)	6,960	120,199
TOTAL CONSUMER DISCRETIONARY		1,500,841
CONSUMER STAPLES — 0.24% Food & Staples Retailing — 0.24%
Tesco PLC — ADR (a)	13,294	93,324
TOTAL CONSUMER STAPLES		93,324
ENERGY — 6.03% Energy Equipment & Services — 1.55%
Lone Pine Resources Canada Ltd. (a) (f) (i)	3,118	0
Lone Pine Resources, Inc. (a) (f) (i)	3,118	0
Lone Pine Resources, Inc. — Escrow (a) (f) (i)	25,000	0
Vantage Drilling International (a) (i)	363	31,944
WorleyParsons Ltd. (v)	102,277	561,244
		593,188
	Shares Held	Value
Oil, Gas & Consumable Fuels — 4.48%
BowLeven PLC (a)	1,147,724	$324,681
Cairn Energy PLC — ADR (a)	47,262	265,849
Cobalt International Energy, Inc. (a)	118,073	158,218
Hess Corp.	910	54,691
Kosmos Energy Ltd. (a)	11,888	64,790
Marathon Oil Corp.	18,349	275,418
Murphy Oil Corp.	7,758	246,317
Ophir Energy PLC — ADR (a)	150,008	315,827
PetroQuest Energy, Inc. (a)	930	3,097
		1,708,888
TOTAL ENERGY		2,302,076
FINANCIALS — 17.34% Banks — 7.39%
Bank of America Corp.	48,678	645,957
Barclays PLC — ADR	21,288	161,789
Citigroup, Inc.	16,633	705,074
Citizens Financial Group, Inc.	11,142	222,617
JPMorgan Chase & Company (c)	5,259	326,794
Popular, Inc.	22,261	652,247
Societe Generale SA — ADR	16,336	105,040
		2,819,518
Capital Markets — 2.23%
Credit Suisse Group AG — ADR	14,989	160,382
Fifth Street Asset Management, Inc.	144,542	583,950
The Goldman Sachs Group, Inc.	711	105,640
		849,972
Consumer Finance — 0.64%
Capital One Financial Corp.	3,831	243,307

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
Insurance — 5.36%
American International Group, Inc. (c)	18,570	$982,167
Horace Mann Educators Corp.	6,914	233,624
RSA Insurance Group PLC — ADR	16,235	109,180
Willis Towers Watson PLC	3,705	460,569
Zurich Insurance Group AG — ADR	10,600	262,138
		2,047,678
Real Estate Investment Trusts — 1.72%
Corrections Corp. of America	4,618	161,722
The GEO Group, Inc. (c)	11,372	388,695
Granite Real Estate Investment Trust	3,579	108,086
		658,503
TOTAL FINANCIALS		6,618,978
HEALTH CARE — 4.14% Health Care Providers & Services — 0.72%
Anthem, Inc.	2,100	275,814
Pharmaceuticals — 3.42%
GlaxoSmithKline PLC — ADR	9,092	394,047
KYORIN Holdings, Inc. (v)	12,700	249,033
Sanofi — ADR	13,129	549,449
Taro Pharmaceutical Industries Ltd. (a)	780	113,568
		1,306,097
TOTAL HEALTH CARE		1,581,911
INDUSTRIALS — 10.20% Aerospace & Defense — 2.49%
BAE Systems PLC — ADR	33,599	951,188
Air Freight & Logistics — 1.79%
Royal Mail PLC — ADR	50,600	683,606
Industrial Conglomerates — 1.27%
Koninklijke Philips NV	19,328	482,044
Machinery — 4.35%
CNH Industrial NV	23,717	169,577
Cummins, Inc.	4,735	532,403
Danieli & C Officine Meccaniche SpA — ADR	62,218	854,253
KSB AG	304	104,583
		1,660,816
Trading Companies & Distributors — 0.30%
Rush Enterprises, Inc. (a)	5,349	115,271
TOTAL INDUSTRIALS		3,892,925
INFORMATION TECHNOLOGY — 10.43% Communications Equipment — 2.68%
ARRIS International PLC (a)	25,785	540,453
Telefonaktiebolaget LM Ericsson — ADR	62,901	483,080
		1,023,533
	Shares Held	Value
Electronic Equipment, Instruments & Components — 2.94%
Corning, Inc. (c)	47,996	$982,958
Nippon Electric Glass Company Ltd. (v)	34,000	141,933
		1,124,891
Semiconductors & Semiconductor Equipment — 0.30%
Marvell Technology Group Ltd.	11,997	114,331
Software — 3.36%
Microsoft Corp. (c)	11,369	581,752
Oracle Corp.	17,123	700,844
		1,282,596
Technology Hardware, Storage & Peripherals — 1.15%
Hewlett Packard Enterprise Company	23,965	437,841
TOTAL INFORMATION TECHNOLOGY		3,983,192
TELECOMMUNICATION SERVICES — 1.69% Wireless Telecommunication Services — 1.69%
Vodafone Group PLC — ADR (c)	20,860	644,365
TOTAL TELECOMMUNICATION SERVICES		644,365
UTILITIES — 2.73% Electric Utilities — 0.42%
PPL Corp.	4,270	161,193
Independent Power and Renewable Electricity Producers — 1.86%
Calpine Corp. (a)	30,809	454,432
NRG Energy, Inc.	17,017	255,085
		709,517
Multi-Utilities — 0.45%
Public Service Enterprise Group, Inc.	3,711	172,970
TOTAL UTILITIES		1,043,680
Total common stocks (Cost $22,243,720)		21,661,292
INVESTMENT COMPANIES — 0.41%
Business Development Companies — 0.41%
Fifth Street Senior Floating Rate Corp.	19,698	156,796
Total investment companies (Cost $174,912)		156,796
PREFERRED STOCKS — 0.61%
ENERGY — 0.03% Energy Equipment & Services — 0.03%
Lone Pine Resources Canada Ltd. (a) (f) (i)	12,005	11,885
Lone Pine Resources, Inc. Multiple Voting Shares (a) (f) (i)	12,005	0
TOTAL ENERGY		11,885

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
FINANCIALS — 0.58% Banks — 0.58%
Countrywide Capital V, 7.000%	2,000	$52,180
Royal Bank of Scotland Group PLC, 6.600%	6,773	169,596
TOTAL FINANCIALS		221,776
Total preferred stocks (Cost $230,164)		233,661
CONVERTIBLE PREFERRED STOCKS — 0.19%
ENERGY — 0.19% Energy Equipment & Services — 0.16%
McDermott International, Inc., 6.250% (i)	3,468	59,752
Oil, Gas & Consumable Fuels — 0.03%
PetroQuest Energy, Inc., 6.875% (i)	1,653	11,571
TOTAL ENERGY		71,323
Total convertible preferred stocks (Cost $152,796)		71,323
CONVERTIBLE BONDS — 0.37%	Principal Amount
ENERGY — 0.37% Oil, Gas & Consumable Fuels — 0.37%
Cobalt International Energy, Inc. 2.625%, 12/01/2019	$372,000	141,360
TOTAL ENERGY		141,360
Total convertible bonds (Cost $175,840)		141,360
CORPORATE BONDS — 38.16%
CONSUMER DISCRETIONARY — 8.51% Diversified Consumer Services — 0.27%
Sotheby's 5.250%, 10/01/2022 (r)	109,000	105,458
Hotels, Restaurants & Leisure — 1.82%
1011778 BC ULC/New Red Finance, Inc. 6.000%, 04/01/2022 (r)	173,000	179,866
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 5.250%, 06/01/2026 (r)	85,000	87,338
MGM Resorts International 7.750%, 03/15/2022 (c)	76,000	86,165
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	220,000	213,949
Wynn Macau Ltd. 5.250%, 10/15/2021 (r)	132,000	129,070
		696,388
Household Durables — 0.45%
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	193,000	170,805
	Principal Amount	Value
Leisure Products — 0.88%
Apex Tool Group LLC 7.000%, 02/01/2021 (r)	$154,000	$133,595
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 11/14/2014, Cost $213,035) (i) (r)	210,000	117,600
MCE Finance Ltd. 5.000%, 02/15/2021 (r)	84,000	83,540
		334,735
Media — 3.76%
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	126,000	123,480
Cable One, Inc. 5.750%, 06/15/2022 (r)	115,000	118,163
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	80,000	81,400
Entercom Radio LLC 10.500%, 12/01/2019	128,000	135,176
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	375,000	314,963
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	100,000	99,750
Numericable — SFR SAS 6.000%, 05/15/2022 (r)	126,000	123,008
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	152,000	150,860
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	113,000	113,565
VTR Finance BV 6.875%, 01/15/2024 (r)	176,000	175,907
		1,436,272
Multiline Retail — 0.33%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	125,000	126,250
Specialty Retail — 1.00%
Argos Merger Sub, Inc. 7.125%, 03/15/2023 (r)	133,000	137,156
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/2019 (p) (r)	146,992	50,712
Outerwall, Inc. 5.875%, 06/15/2021 (c)	224,000	192,640
		380,508
TOTAL CONSUMER DISCRETIONARY		3,250,416

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
CONSUMER STAPLES — 2.05% Food Products — 1.09%
Pinnacle Operating Corp. 9.000%, 11/15/2020 (r)	$196,000	$165,620
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	94,000	100,749
Wells Enterprises, Inc. 6.750%, 02/01/2020 (r)	146,000	151,658
		418,027
Household Products — 0.96%
American Greetings Corp. 7.375%, 12/01/2021 (c)	133,000	138,486
Central Garden & Pet Company 6.125%, 11/15/2023	77,000	80,465
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020 (i)	200,000	146,000
		364,951
TOTAL CONSUMER STAPLES		782,978
ENERGY — 7.82% Energy Equipment & Services — 4.05%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	89,000	66,439
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 03/03/2016, Cost $164,946) (i) (r)	175,000	121,625
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/2020 (d) (r)	885,000	358,424
Globe Luxembourg SCA 9.625%, 05/01/2018 (r)	227,000	189,971
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 03/17/2015, Cost $225,688) (i) (r)	226,000	117,520
McDermott International, Inc. 8.000%, 05/01/2021 (r)	317,000	274,205
PHI, Inc. 5.250%, 03/15/2019	172,000	159,960
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (r)	157,000	116,180
Unit Corp. 6.625%, 05/15/2021	180,000	139,950
Vantage Drilling International — Escrow 7.500%, 11/01/2019 (a) (f) (i)	2,000	0
7.125%, 04/01/2023 (a) (f) (i)	208,000	0
		1,544,274
	Principal Amount	Value
Oil, Gas & Consumable Fuels — 3.77%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, 04/15/2021	$170,000	$122,400
Comstock Resources, Inc. 10.000%, 03/15/2020 (r)	157,000	127,170
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	83,000	69,928
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	418,000	405,459
Lonestar Resources America, Inc. 8.750%, 04/15/2019 (Acquired 09/01/2015 — 09/02/2015, Cost $793,175) (i) (r)	1,050,000	399,000
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	101,000	95,950
PetroQuest Energy, Inc. 10.000%, 02/15/2021 (r)	126,000	86,940
Range Resources Corp. 5.000%, 08/15/2022	95,000	90,013
Warren Resources, Inc. 9.000%, 08/01/2022 (d) (i)	203,000	2,157
Whiting Petroleum Corp. 5.750%, 03/15/2021	45,000	40,894
		1,439,911
TOTAL ENERGY		2,984,185
FINANCIALS — 0.85% Banks — 0.72%
Lincoln Finance Ltd. 7.375%, 04/15/2021 (r)	100,000	103,875
Popular, Inc. 7.000%, 07/01/2019	176,000	173,360
		277,235
Consumer Finance — 0.13%
Credit Acceptance Corp. 7.375%, 03/15/2023	50,000	48,250
TOTAL FINANCIALS		325,485
HEALTH CARE — 3.29% Health Care Equipment & Supplies — 0.67%
Halyard Health, Inc. 6.250%, 10/15/2022 (c)	139,000	136,220
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	115,000	118,163
		254,383

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Health Care Providers & Services — 1.07%
CHS/Community Health Systems, Inc. 6.875%, 02/01/2022	$82,000	$72,160
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp. 8.125%, 06/15/2021 (r)	198,000	172,260
Tenet Healthcare Corp. 6.750%, 06/15/2023	172,000	165,335
		409,755
Health Care Technology — 0.48%
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.750%, 08/01/2022 (r)	190,000	181,806
Pharmaceuticals — 1.07%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	171,000	153,900
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.000%, 07/15/2023 (r)	195,000	172,575
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025 (r)	104,000	83,720
		410,195
TOTAL HEALTH CARE		1,256,139
INDUSTRIALS — 8.10% Aerospace & Defense — 0.57%
CBC Ammo LLC/CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 02/22/2016, Cost $226,254) (i) (r)	254,000	215,900
Air Freight & Logistics — 0.38%
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	152,000	145,730
Building Products — 2.12%
Allegion PLC 5.875%, 09/15/2023	63,000	67,095
Associated Materials LLC/ AMH New Finance, Inc. 9.125%, 11/01/2017	456,000	408,119
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	166,000	174,300
WESCO Distribution, Inc. 5.375%, 12/15/2021	40,000	40,500
5.375%, 06/15/2024 (r)	117,000	117,293
		807,307
	Principal Amount	Value
Commercial Services & Supplies — 0.89%
Ashtead Capital, Inc. 5.625%, 10/01/2024 (r)	$85,000	$85,850
Herc Spinoff Escrow Issuer LLC/ Herc Spinoff Escrow Issuer Corp. 7.750%, 06/01/2024 (r)	90,000	87,975
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	168,000	167,160
		340,985
Construction & Engineering — 0.65%
AECOM 5.875%, 10/15/2024 (c)	151,000	155,530
Tutor Perini Corp. 7.625%, 11/01/2018	91,000	92,251
		247,781
Electrical Equipment — 0.36%
General Cable Corp. 5.750%, 10/01/2022	150,000	138,750
Machinery — 2.02%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (r)	176,000	175,560
Manitowoc Foodservice, Inc. 9.500%, 02/15/2024 (r)	75,000	84,000
Meritor, Inc. 6.250%, 02/15/2024	258,000	221,879
Navistar International Corp. 8.250%, 11/01/2021	298,000	210,835
Terex Corp. 6.000%, 05/15/2021	78,000	78,488
		770,762
Trading Companies & Distributors — 1.11%
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	423,000	425,115
TOTAL INDUSTRIALS		3,092,330
INFORMATION TECHNOLOGY — 1.60% Communications Equipment — 0.30%
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (r)	110,000	113,300
Electronic Equipment, Instruments & Components — 0.70%
Micron Technology, Inc. 7.500%, 09/15/2023 (r)	60,000	64,296
5.500%, 02/01/2025 (c)	103,000	88,065
Sensata Technologies BV 5.625%, 11/01/2024 (r)	113,000	117,731
		270,092
Software — 0.26%
PTC, Inc. 6.000%, 05/15/2024	95,000	98,563

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals — 0.34%
Western Digital Corp. 7.375%, 04/01/2023 (r)	$82,000	$87,535
10.500%, 04/01/2024 (r)	40,000	42,900
		130,435
TOTAL INFORMATION TECHNOLOGY		612,390
MATERIALS — 4.12% Chemicals — 1.78%
The Chemours Company 7.000%, 05/15/2025	195,000	164,531
Hexion, Inc. 6.625%, 04/15/2020	264,000	222,103
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	86,000	76,110
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	252,000	216,720
		679,464
Metals & Mining — 1.30%
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014 — 11/04/2014, Cost $100,278) (d) (i) (r)	100,000	21,000
10.500%, 06/01/2017 (Acquired 07/19/2012 — 01/29/2015, Cost $171,315) (d) (i) (r)	164,000	123,615
Kaiser Aluminum Corp. 5.875%, 05/15/2024 (r)	100,000	103,000
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (i)	222,000	3,053
Rain CII Carbon LLC/CII Carbon Corp. 8.000%, 12/01/2018 (r)	138,000	120,060
8.250%, 01/15/2021 (r)	153,000	124,695
		495,423
Paper & Forest Products — 1.04%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 08/31/2015, Cost $389,896) (i) (r)	483,000	275,310
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 05/02/2014, Cost $124,169) (i) (r)	124,000	123,380
		398,690
TOTAL MATERIALS		1,573,577
TELECOMMUNICATION SERVICES — 0.79% Diversified Telecommunication Services — 0.55%
Communications Sales & Leasing, Inc./CSL Capital LLC 8.250%, 10/15/2023	208,000	211,640
	Principal Amount	Value
Wireless Telecommunication Services — 0.24%
Wind Acquisition Finance SA 7.375%, 04/23/2021 (r)	$95,000	$91,438
TOTAL TELECOMMUNICATION SERVICES		303,078
UTILITIES — 1.03% Electric Utilities — 0.12%
GenOn Energy, Inc. 7.875%, 06/15/2017	55,000	46,475
Independent Power and Renewable Electricity Producers — 0.91%
Calpine Corp. 5.750%, 01/15/2025	131,000	127,889
Dynegy, Inc. 7.625%, 11/01/2024 (c)	132,000	127,215
NRG Energy, Inc. 7.250%, 05/15/2026 (r)	90,000	90,000
		345,104
TOTAL UTILITIES		391,579
Total corporate bonds (Cost $16,455,193)		14,572,157
TERM LOANS — 2.14%
ENERGY — 0.96% Energy Equipment & Services — 0.96%
Fieldwood Energy LLC 8.000%, 08/31/2020 (b) (p)	80,218	66,781
8.375%, 09/30/2020 (b) (p)	181,704	51,502
8.375%, 09/30/2020 (b) (p)	108,296	58,480
Jonah Energy LLC 7.500%, 05/12/2021 (b) (p)	215,000	190,813
		367,576
TOTAL ENERGY		367,576
MATERIALS — 1.18% Metals & Mining — 1.18%
Horsehead Holding Corp. 14.000%, 12/31/2016 (e) (f) (i) (m)	45,975	45,975
Noranda Aluminum Acquisition Corp. 5.750%, 02/28/2019 (b) (d) (i) (p)	769,459	402,042
		448,017
TOTAL MATERIALS		448,017
Total term loans (Cost $1,144,387)		815,593
Total long-term investments (Cost $40,577,012)		37,652,182
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley Capital Income Fund

SHORT-TERM INVESTMENTS — 0.70%	Principal Amount	Value
Time Deposits — 0.70%
Wells Fargo & Company, 0.13%, 07/01/2016*	$265,519	$265,519
Total short-term investments (Cost $265,519)		265,519
Total investments — 99.31% (Cost $40,842,531)		37,917,701
Other assets in excess of liabilities — 0.69%		264,399
Net assets — 100.00%		$38,182,100

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2016.

(c)   — All or a portion of this security is segregated as collateral for delayed delivery securities and unfunded loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $178,059, which represented 0.47% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $45,975, which represented 0.12% of net assets.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $9,522,474, which represented 24.94% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $952,210, which represented 2.49% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
HCA, Inc.	1.37%
CCO Holdings LLC/CCO Holdings Capital Corp.	1.28%
McDermott International, Inc.	0.99%
Popular, Inc.	0.99%
Harland Clarke Holdings Corp.	0.97%
Kosmos Energy Ltd.	0.97%
VTR Finance BV	0.95%
Navistar International Corp.	0.95%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC	0.95%
Rain CII Carbon LLC/CII Carbon Corp.	0.93%
CORPORATE BONDS — 86.89%	Principal Amount	Value
Advertising — 0.64%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$15,864,000	$15,824,340
Aerospace/Defense — 0.74%
CBC Ammo LLC/CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 05/24/2016, Cost $19,592,324) (i) (r)	21,829,000	18,554,650
Auto Parts & Equipment — 1.88%
The Goodyear Tire & Rubber Company 5.125%, 11/15/2023	8,333,000	8,645,488
Meritor, Inc. 6.250%, 02/15/2024	17,897,000	15,391,420
Schaeffler Holding Finance BV 6.750%, 11/15/2022 (p) (r)	6,973,600	7,705,828
ZF North America Capital, Inc. 4.750%, 04/29/2025 (r)	14,875,000	15,125,941
		46,868,677
Automakers — 0.64%
Navistar International Corp. 8.250%, 11/01/2021 (c)	22,477,000	15,902,478
Banking — 0.99%
Popular, Inc. 7.000%, 07/01/2019	25,026,000	24,650,610
Building & Construction — 3.04%
Tutor Perini Corp. 7.625%, 11/01/2018	12,990,000	13,168,613
WCI Communities, Inc. 6.875%, 08/15/2021	17,660,000	17,660,000
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	25,370,000	22,452,450
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	22,616,000	22,502,920
		75,783,983
	Principal Amount	Value
Building Materials — 4.69%
Allegion PLC 5.875%, 09/15/2023	$11,509,000	$12,257,085
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/2017 (c)	21,260,000	19,027,700
Builders FirstSource, Inc. 7.625%, 06/01/2021 (r)	11,133,000	11,689,650
Masonite International Corp. 5.625%, 03/15/2023 (r)	11,083,000	11,554,027
RSI Home Products, Inc. 6.500%, 03/15/2023 (r)	20,523,000	21,189,997
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	18,844,000	19,786,200
WESCO Distribution, Inc. 5.375%, 12/15/2021	3,808,000	3,855,600
5.375%, 06/15/2024 (r)	17,303,000	17,346,258
		116,706,517
Cable & Satellite TV — 5.31%
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	20,765,000	20,349,700
Cable One, Inc. 5.750%, 06/15/2022 (r)	17,129,000	17,600,047
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	14,022,000	14,267,385
5.750%, 02/15/2026 (r)	17,139,000	17,696,017
Numericable — SFR SAS 6.000%, 05/15/2022 (r)	18,946,000	18,496,033
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	20,261,000	20,362,305
VTR Finance BV 6.875%, 01/15/2024 (r)	23,582,000	23,569,737
		132,341,224

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Chemicals — 4.44%
The Chemours Company 7.000%, 05/15/2025	$21,528,000	$18,164,250
Hexion, Inc. 6.625%, 04/15/2020 (c)	23,162,000	19,486,191
Momentive Performance Materials, Inc. 3.880%, 10/24/2021 (c)	24,222,000	19,377,600
Momentive Performance Materials, Inc. — Escrow 8.875%, 10/15/2020 (a) (f) (i)	24,222,000	—
OMNOVA Solutions, Inc. 7.875%, 11/01/2018 (c)	15,892,000	15,971,460
Perstorp Holding AB 8.750%, 05/15/2017 (r)	21,042,000	21,047,260
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	18,672,000	16,524,720
		110,571,481
Consumer/Commercial/Lease Financing — 1.38%
Credit Acceptance Corp. 6.125%, 02/15/2021	19,979,000	19,129,893
7.375%, 03/15/2023	110,000	106,150
Lincoln Finance Ltd. 7.375%, 04/15/2021 (r)	14,640,000	15,207,300
		34,443,343
Department Stores — 0.75%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	18,415,000	18,599,150
Diversified Capital Goods — 1.71%
Apex Tool Group LLC 7.000%, 02/01/2021 (r)	22,912,000	19,876,160
General Cable Corp. 5.750%, 10/01/2022	24,447,000	22,613,475
		42,489,635
Electric — Generation — 2.26%
Calpine Corp. 5.750%, 01/15/2025	18,708,000	18,263,685
Dynegy, Inc. 7.625%, 11/01/2024 (c)	19,315,000	18,614,831
GenOn Energy, Inc. 7.875%, 06/15/2017	7,120,000	6,016,400
NRG Energy, Inc. 7.250%, 05/15/2026 (r)	13,500,000	13,500,000
		56,394,916
Electronics — 1.60%
Micron Technology, Inc. 7.500%, 09/15/2023 (r)	8,430,000	9,033,588
5.500%, 02/01/2025 (c)	14,746,000	12,607,830
Sensata Technologies BV 5.625%, 11/01/2024 (r)	17,415,000	18,144,166
		39,785,584
	Principal Amount	Value
Energy — Exploration & Production — 7.37%
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 05/24/2016, Cost $18,054,679) (i) (r)	$21,086,000	$14,654,770
Comstock Resources, Inc. 10.000%, 03/15/2020 (r)	21,794,000	17,653,140
Continental Resources, Inc. 5.000%, 09/15/2022 (c)	16,762,000	16,420,558
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/2020 (d) (r)	19,276,000	7,806,780
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	11,336,000	9,550,580
Gulfport Energy Corp. 7.750%, 11/01/2020	19,600,000	20,237,000
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	24,786,000	24,042,420
Lonestar Resources America, Inc. 8.750%, 04/15/2019 (Acquired 09/03/2015 — 06/22/2016, Cost $9,850,642) (i) (r)	17,158,000	6,520,040
Parsley Energy LLC/Parsley Finance Corp. 7.500%, 02/15/2022 (r)	11,230,000	11,791,500
PetroQuest Energy, Inc. 10.000%, 02/15/2021 (r)	17,119,000	11,812,110
Range Resources Corp. 5.000%, 08/15/2022	16,610,000	15,737,975
Rice Energy, Inc. 6.250%, 05/01/2022 (c)	20,822,000	20,769,945
Warren Resources, Inc. 9.000%, 08/01/2022 (d) (i)	15,131,000	160,767
Whiting Petroleum Corp. 5.750%, 03/15/2021	7,130,000	6,479,387
Vantage Drilling International — Escrow 7.500%, 11/01/2019 (a) (f) (i)	833,000	0
7.125%, 04/01/2023 (a) (f) (i)	28,058,000	0
		183,636,972
Food — Wholesale — 2.82%
Pinnacle Operating Corp. 9.000%, 11/15/2020 (r)	23,399,000	19,772,155
Shearer's Foods LLC/Chip Finance Corp. 9.000%, 11/01/2019 (r)	14,536,000	15,408,160
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	13,647,000	14,626,854
Wells Enterprises, Inc. 6.750%, 02/01/2020 (r)	19,561,000	20,318,989
		70,126,158

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Forestry/Paper — 2.21%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 04/07/2016, Cost $20,869,616) (i) (r)	$26,170,000	$14,916,900
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 12/15/2015, Cost $18,782,541) (i) (r)	18,753,000	18,659,235
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	25,102,000	21,587,720
		55,163,855
Gaming — 2.15%
MCE Finance Ltd. 5.000%, 02/15/2021 (r)	12,569,000	12,500,185
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc. 5.625%, 05/01/2024 (r)	6,270,000	6,646,200
MGM Resorts International 7.750%, 03/15/2022 (c)	14,847,000	16,832,786
Wynn Macau Ltd. 5.250%, 10/15/2021 (r)	18,019,000	17,618,978
		53,598,149
Gas Distribution — 1.96%
Holly Energy Partners LP/Holly Energy Finance Corp. 6.500%, 03/01/2020	20,264,000	20,466,640
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	9,041,000	8,588,950
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, 05/15/2023	19,977,000	19,677,345
		48,732,935
Health Facilities — 2.88%
CHS/Community Health Systems, Inc. 6.875%, 02/01/2022	20,119,000	17,704,720
HCA, Inc. 5.000%, 03/15/2024	4,985,000	5,171,937
5.375%, 02/01/2025	28,100,000	28,872,750
Tenet Healthcare Corp. 6.750%, 06/15/2023	20,734,000	19,930,558
		71,679,965
Health Services — 0.48%
Universal Hospital Services, Inc. 7.625%, 08/15/2020	12,874,000	11,892,358
	Principal Amount	Value
Machinery — 1.71%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (r)	$18,550,000	$18,503,625
Manitowoc Foodservice, Inc. 9.500%, 02/15/2024 (r)	11,284,000	12,638,080
Terex Corp. 6.000%, 05/15/2021	11,341,000	11,411,881
		42,553,586
Managed Care — 0.42%
Centene Corp. 6.125%, 02/15/2024 (r)	9,940,000	10,592,312
Media Content — 1.31%
Entercom Radio LLC 10.500%, 12/01/2019	11,332,000	11,967,272
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	20,802,000	20,645,985
		32,613,257
Medical Products — 2.45%
DJO Finco, Inc. / DJO Finance LLC/DJO Finance Corp. 8.125%, 06/15/2021 (r)	11,332,000	9,858,840
Grifols Worldwide Operations Ltd. 5.250%, 04/01/2022	11,843,000	12,109,468
Halyard Health, Inc. 6.250%, 10/15/2022	20,425,000	20,016,500
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	18,496,000	19,004,640
		60,989,448
Metals/Mining Excluding Steel — 3.55%
Century Aluminum Company 7.500%, 06/01/2021 (r)	19,727,000	17,852,935
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014 — 01/08/2015, Cost $8,891,683) (d) (i) (r)	8,845,000	1,857,450
10.500%, 06/01/2017 (Acquired 07/19/2012 — 07/28/2015, Cost $15,086,480) (d) (i) (r)	14,580,000	10,989,675
Kaiser Aluminum Corp. 5.875%, 05/15/2024 (r)	11,597,000	11,944,910
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (i)	18,476,000	254,045
Rain CII Carbon LLC/CII Carbon Corp. 8.000%, 12/01/2018 (r)	12,140,000	10,561,800
8.250%, 01/15/2021 (r)	15,464,000	12,603,160
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	22,190,000	22,300,950
		88,364,925

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Oil Field Equipment & Services — 4.24%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	$9,849,000	$7,352,278
Globe Luxembourg SCA 9.625%, 05/01/2018 (r)	15,025,000	12,574,047
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 04/14/2015, Cost $17,023,058) (i) (r)	18,538,000	9,639,760
McDermott International, Inc. 8.000%, 05/01/2021 (r)	25,050,000	21,668,250
PHI, Inc. 5.250%, 03/15/2019	24,227,000	22,531,110
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (r)	14,922,000	11,042,280
Unit Corp. 6.625%, 05/15/2021	26,843,000	20,870,433
		105,678,158
Oil Refining & Marketing — 1.38%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.500%, 04/15/2021	24,516,000	17,651,520
PBF Holding Company LLC/PBF Finance Corp. 8.250%, 02/15/2020 (c)	16,061,000	16,743,592
		34,395,112
Packaging — 0.61%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.125%, 07/15/2023 (r)	14,965,000	15,170,769
Personal & Household Products — 2.67%
American Greetings Corp. 7.375%, 12/01/2021 (c)	21,949,000	22,854,396
Central Garden & Pet Company 6.125%, 11/15/2023	11,859,000	12,392,655
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020 (i)	16,801,000	12,264,730
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 03/01/2016, Cost $17,061,886) (i) (r)	16,992,000	9,515,520
Vista Outdoor, Inc. 5.875%, 10/01/2023 (r)	8,980,000	9,406,550
		66,433,851
	Principal Amount	Value
Pharmaceuticals — 2.94%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	$23,173,000	$20,855,700
Endo Ltd. / Endo Finance LLC/Endo Finco, Inc. 6.000%, 07/15/2023 (r)	19,014,000	16,827,390
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.750%, 08/01/2022 (r)	24,630,000	23,567,831
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025 (r)	14,811,000	11,922,855
		73,173,776
Printing & Publishing — 0.97%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	28,817,000	24,203,398
Recreation & Travel — 0.60%
Interval Acquisition Corp. 5.625%, 04/15/2023	14,876,000	14,987,570
Restaurants — 2.01%
1011778 BC ULC/New Red Finance, Inc. 6.000%, 04/01/2022 (r)	15,584,000	16,202,529
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 5.250%, 06/01/2026 (r)	14,740,000	15,145,350
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	19,287,000	18,756,607
		50,104,486
Software/Services — 1.35%
PTC, Inc. 6.000%, 05/15/2024	14,207,000	14,739,763
VeriSign, Inc. 5.250%, 04/01/2025	18,259,000	18,806,770
		33,546,533
Specialty Retail — 1.49%
Argos Merger Sub, Inc. 7.125%, 03/15/2023 (r)	19,513,000	20,122,781
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/2019 (p) (r)	16,520,497	5,699,572
CST Brands, Inc. 5.000%, 05/01/2023	11,175,000	11,398,500
		37,220,853

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Support — Services — 3.88%
AECOM 5.875%, 10/15/2024 (c)	$20,905,000	$21,532,150
Ashtead Capital, Inc. 5.625%, 10/01/2024 (r)	13,902,000	14,041,020
The GEO Group, Inc. 5.875%, 10/15/2024	16,103,000	16,384,802
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp. 7.750%, 06/01/2024 (r)	13,625,000	13,318,437
Outerwall, Inc. 5.875%, 06/15/2021	17,731,000	15,248,660
Sotheby's 5.250%, 10/01/2022 (r)	16,609,000	16,069,208
		96,594,277
Technology Hardware & Equipment — 2.44%
CDW LLC/CDW Finance Corp. 5.500%, 12/01/2024	17,410,000	18,062,875
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (p) (r)	4,596,000	4,755,734
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (r)	18,002,000	18,542,060
Western Digital Corp. 7.375%, 04/01/2023 (r)	11,955,000	12,761,962
10.500%, 04/01/2024 (r)	6,155,000	6,601,238
		60,723,869
Telecom — Wireless — 0.57%
Wind Acquisition Finance SA 7.375%, 04/23/2021 (r)	14,643,000	14,093,888
Telecom — Wireline Integrated & Services — 1.55%
Communications Sales & Leasing, Inc./CSL Capital LLC 8.250%, 10/15/2023	19,308,000	19,645,890
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	18,757,000	18,931,815
		38,577,705
Transport Infrastructure/Services — 0.81%
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	20,929,000	20,065,679
Total corporate bonds (Cost $2,313,235,978)		2,163,830,432
ASSET-BACKED SECURITIES — 0.91%	Principal Amount	Value
Air Transportation — 0.91%
U.S. Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019 (i)	$9,947,051	$11,024,018
U.S. Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	10,801,394	11,570,994
		22,595,012
Total asset-backed securities (Cost $21,830,931)		22,595,012
CONVERTIBLE BONDS — 0.82%
Auto Parts & Equipment — 0.27%
Meritor, Inc. 7.875%, 03/01/2026	6,042,000	6,812,355
Automakers — 0.31%
Navistar International Corp. 4.750%, 04/15/2019	12,981,000	7,666,903
Energy — Exploration & Production — 0.24%
Cobalt International Energy, Inc. 2.625%, 12/01/2019	12,992,000	4,936,960
3.125%, 05/15/2024	2,824,000	960,160
		5,897,120
Total convertible bonds (Cost $27,889,479)		20,376,378
TERM LOANS — 2.04%
Energy — Exploration & Production — 1.29%
Fieldwood Energy LLC 8.000%, 08/31/2020 (b) (p)	7,248,658	6,034,508
8.375%, 09/30/2020 (b) (p)	16,419,192	4,653,856
8.375%, 09/30/2020 (b) (p)	9,785,808	5,284,337
Jonah Energy LLC 7.500%, 05/12/2021 (b) (p)	18,315,210	16,254,749
		32,227,450
Metals/Mining Excluding Steel — 0.46%
Horsehead Holding Corp. 14.000%, 12/31/2016 (e) (f) (i) (m)	5,343,071	5,343,071
Noranda Aluminum Acquisition Corp. 5.750%, 02/28/2019 (b) (d) (i) (p)	11,896,112	6,215,718
		11,558,789
Specialty Retail — 0.29%
J.Crew Group, Inc. 4.000%, 03/05/2021 (b) (p)	10,361,587	7,139,807
Total term loans (Cost $70,267,470)		50,926,046

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2016

Hotchkis & Wiley High Yield Fund

CONVERTIBLE PREFERRED STOCKS — 0.12%	Shares Held	Value
Oil Field Equipment & Services — 0.12%
McDermott International, Inc., 6.250% (i)	178,219	$3,070,624
Total convertible preferred stocks (Cost $4,532,955)		3,070,624
PREFERRED STOCKS — 2.98%
Banking — 2.92%
Citigroup, Inc., 7.125% (b)	561,045	16,163,707
Countrywide Capital V, 7.000%	532,225	13,885,750
Morgan Stanley Capital Trust III, 6.250%	581,568	14,899,772
Morgan Stanley Capital Trust VIII, 6.450%	241,373	6,135,702
Royal Bank of Scotland Group PLC, 6.600%	864,656	21,650,986
		72,735,917
Energy — Exploration & Production — 0.06%
Lone Pine Resources Canada Ltd. (a) (f) (i)	1,596,813	1,580,845
Lone Pine Resources, Inc. Multiple Voting Shares (a) (f) (i)	1,596,813	0
		1,580,845
Total preferred stocks (Cost $69,755,476)		74,316,762
COMMON STOCKS — 0.75%
Automakers — 0.16%
General Motors Company	137,610	3,894,363
General Motors Company — Escrow (a) (f) (i)	352,400	0
		3,894,363
Energy — Exploration & Production — 0.19%
Lone Pine Resources Canada Ltd. (a) (f) (i)	414,738	0
Lone Pine Resources, Inc. (a) (f) (i)	414,738	0
Lone Pine Resources, Inc. — Escrow (a) (f) (i)	3,325,000	0
PetroQuest Energy, Inc. (a)	94,605	315,035
Vantage Drilling International (a) (i)	49,988	4,398,944
		4,713,979
Specialty Retail — 0.40%
Quiksilver, Inc. (a) (f) (i)	582,983	10,068,116
Total common stocks (Cost $43,382,140)		18,676,458
WARRANTS — 0.09%
Automakers — 0.09%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00	46,747	861,080
Expiration: July 2019, Exercise Price: $18.33	133,142	1,390,002
Total warrants (Cost $2,942,685)		2,251,082
Total long-term investments (Cost $2,553,837,114)		2,356,042,794
SHORT-TERM INVESTMENTS — 3.82%	Principal Amount	Value
Time Deposits — 3.82%
Wells Fargo & Company, 0.13%, 07/01/2016*	$95,071,133	$95,071,133
Total short-term investments (Cost $95,071,133)		95,071,133
Total investments — 98.42% (Cost $2,648,908,247)		2,451,113,927
Other assets in excess of liabilities — 1.58%		39,317,059
Net assets — 100.00%		$2,490,430,986

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2016.

(c) — All or a portion of this security is segregated as collateral for credit default swap contracts, delayed delivery securities and unfunded loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $16,992,032, which represented 0.68% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $5,343,071, which represented 0.21% of net assets.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,243,989,500, which represented 49.95% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Credit Default Swap Contracts — June 30, 2016

Hotchkis & Wiley High Yield Fund

CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION(1)
Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid (Received)	Value(3)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.26	Goldman Sachs International(4)	5.00%	6/20/21	$(15,000,000)	$262,323	$493,174	$230,851

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of June 30, 2016 was A3.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2016

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$378,609,220	$481,172,613	$1,940,038,545	$729,225,504	$14,543,185
Affiliated issuers	—	—	115,474,597	93,138,804	—
Collateral for securities on loan*	2,741,612	16,270,769	—	41,343,193	—
Short-term investments*	5,298,533	1,581,354	46	—	158,665
Dividends and interest receivable	639,763	879,950	4,208,944	976,870	15,206
Receivable for investments sold	1,961,333	—	22,339,283	19,597,255	—
Receivable for Fund shares sold	301,020	361,136	2,115,151	1,102,664	—
Receivable from Advisor	—	—	—	—	3,281
Other assets	14,743	29,474	55,385	74,207	7,471
Total assets	$389,566,224	$500,295,296	$2,084,231,951	$885,458,497	$14,727,808
Liabilities:
Collateral upon return of securities on loan	$2,741,612	$16,270,769	$—	$41,343,193	$—
Payable for investments purchased	1,962,923	—	15,029,603	1,611,338	—
Payable for Fund shares repurchased	607,387	969,380	3,782,174	7,617,494	—
Payable to Advisor	164,527	302,958	1,313,653	529,795	—
Payable to Trustees	2	—	12	6	—
Accrued distribution and service fees	52,053	244,321	433,525	146,954	515
Cash overdraft	—	—	5,352,690	745,223	—
Accrued expenses and other liabilities	131,519	234,273	779,112	402,486	49,174
Total liabilities	$5,660,023	$18,021,701	$26,690,769	$52,396,489	$49,689
Commitments and contingencies (Note 8)
Net assets	$383,906,201	$482,273,595	$2,057,541,182	$833,062,008	$14,678,119
Net Assets consist of:
Paid-in capital	$1,057,900,070	$1,605,310,624	$2,464,081,866	$954,395,429	$15,588,488
Undistributed net investment income (loss)	6,410,766	8,826,124	(3,445,777)	1,528,565	36,462
Undistributed net realized gain (loss)	(589,044,784)	(1,014,226,893)	1,208,577	(75,463,770)	(637,371)
Net unrealized depreciation of securities and foreign currency transactions	(91,359,851)	(117,636,260)	(404,303,484)	(47,398,216)	(309,460)
Net assets	$383,906,201	$482,273,595	$2,057,541,182	$833,062,008	$14,678,119
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$342,045,649	$305,281,647	$1,659,479,654	$699,419,893	$14,445,704
Shares outstanding (unlimited shares $0.001 par value authorized)	23,907,683	12,179,850	54,314,937	15,054,328	1,584,267
Net asset value per share	$14.31	$25.06	$30.55	$46.46	$9.12
Calculation of Net Asset Value Per Share — Class A
Net assets	$38,526,665	$142,768,469	$322,022,736	$113,334,511	$232,415
Shares outstanding (unlimited shares $0.001 par value authorized)	2,683,203	5,732,163	10,687,062	2,459,031	25,577
Net asset value per share	$14.36	$24.91	$30.13	$46.09	$9.09
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$15.16	$26.29	$31.80	$48.64	$9.59
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$3,333,887	$21,037,781	$64,567,798	$20,307,604
Shares outstanding (unlimited shares $0.001 par value authorized)	234,285	866,156	2,410,944	519,536
Net asset value per share	$14.23	$24.29	$26.78	$39.09
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$13,185,698	$11,470,994
Shares outstanding (unlimited shares $0.001 par value authorized)		526,907	379,742
Net asset value per share		$25.02	$30.21
*Cost of long-term investments
Unaffiliated issuers	$469,969,071	$598,808,873	$2,218,246,942	$721,074,048	$14,852,649
Affiliated issuers	—	—	241,553,768	148,688,996	—
*Cost of collateral for securities on loan	2,741,612	16,270,769	—	41,343,193	—
*Cost of short-term investments	5,298,533	1,581,354	50	—	158,665

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2016

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*	$5,315,285	$1,813,819	$453,806,606	$37,652,182	$2,356,042,794
Short-term investments*	—	3,768	45	265,519	95,071,133
Premiums paid for credit default swap contracts	—	—	—	—	262,323
Unrealized appreciation on credit default swap contracts	—	—	—	—	230,851
Cash collateral for futures	—	—	1,148,850	—	—
Dividends and interest receivable	14,631	7,242	1,268,776	368,797	37,814,462
Receivable for investments sold	—	13,444	3,915,160	464,929	11,035,221
Receivable from broker for credit default swap contracts	—	—	—	—	476,388
Receivable for variation margin	—	—	174,250	—	—
Receivable for Fund shares sold	2,161	—	566,086	26,873	4,738,202
Receivable from Advisor	17,500	17,670	—	—	—
Other assets	6,382	2,767	24,227	14,554	63,762
Total assets	$5,355,959	$1,858,710	$460,904,000	$38,792,854	$2,505,735,136
Liabilities:
Payable for investments purchased	$7,377	$20,999	$—	$477,301	$6,812,454
Payable for variation margin	—	—	8,400	—	—
Payable for Fund shares repurchased	—	—	1,518,685	12,710	3,558,009
Payable to Advisor	—	—	288,515	2,900	1,026,046
Payable to Trustees	—	—	13	—	—
Accrued distribution and service fees	578	—	276,192	8,490	332,255
Distributions payable to shareholders	—	—	—	46,789	2,891,898
Cash overdraft	1,672	—	2,669,843	—	—
Accrued expenses and other liabilities	47,666	31,791	213,986	62,564	683,488
Total liabilities	$57,293	$52,790	$4,975,634	$610,754	$15,304,150
Commitments and contingencies (Note 8)
Net assets	$5,298,666	$1,805,920	$455,928,366	$38,182,100	$2,490,430,986
Net Assets consist of:
Paid-in capital	$5,930,466	$1,850,000	$526,856,567	$44,526,056	$2,747,970,429
Undistributed net investment income (loss)	46,388	28,546	5,267,547	98,209	(284,158)
Undistributed net realized gain (loss)	(260,789)	18,791	(15,404,199)	(3,517,347)	(59,691,816)
Net unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	(417,399)	(91,417)	(62,131,362)	(2,924,818)	(197,794,320)
Credit default swap contracts	—	—	—	—	230,851
Futures contracts	—	—	1,339,813	—	—
Net assets	$5,298,666	$1,805,920	$455,928,366	$38,182,100	$2,490,430,986
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$5,199,035	$1,805,920	$259,421,485	$20,873,375	$1,884,613,053
Shares outstanding (unlimited shares $0.001 par value authorized)	515,001	185,000	11,682,467	1,976,157	164,244,892
Net asset value per share	$10.10	$9.76	$22.21	$10.56	$11.47
Calculation of Net Asset Value Per Share — Class A
Net assets	$99,631		$132,869,576	$17,308,725	$603,081,305
Shares outstanding (unlimited shares $0.001 par value authorized)	9,878		5,982,550	1,578,051	52,899,109
Net asset value per share	$10.09		$22.21	$10.97	$11.40
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$10.65		$23.44
(Net asset value per share divided by 0.9525)				$11.52
(Net asset value per share divided by 0.9625)					$11.84
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets			$63,637,305		$2,736,628
Shares outstanding (unlimited shares $0.001 par value authorized)			3,077,400		238,562
Net asset value per share			$20.68		$11.47
*Cost of long-term investments	$5,732,616	$1,904,954	$515,939,257	$40,577,012	$2,553,837,114
*Cost of short-term investments	—	3,768	47	265,519	95,071,133

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2016

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$11,347,063	$15,725,709	$43,412,669	$11,918,119	$281,437
Affiliated issuers	—	—	425,850	751,282	—
Interest	2,626	3,657	9,693	6,868	117
Securities on loan, net	23,485	32,312	476,633	181,590	—
Total income	11,373,174	15,761,678	44,324,845	12,857,859	281,554
Expenses:
Advisory fees	3,461,147	4,613,381	18,864,485	7,061,529	107,294
Professional fees and expenses	39,160	44,136	98,029	50,882	25,530
Custodian fees and expenses	71,937	97,276	165,537	47,107	1,016
Transfer agent fees and expenses	795,478	925,729	4,676,902	1,808,763	22,736
Accounting fees and expenses	57,957	73,999	281,849	110,644	62,520
Administration fees and expenses	136,672	181,338	737,422	276,854	35,524
Trustees' fees and expenses	32,939	44,342	183,171	67,490	996
Reports to shareholders	43,985	84,391	267,108	180,215	2,099
Registration fees	66,211	84,090	135,335	102,195	42,300
Distribution and service fees — Class A	110,323	397,696	1,091,385	371,515	640
Distribution and service fees — Class C	38,040	287,409	942,209	265,878	—
Distribution and service fees — Class R	—	62,624	72,124	—	—
Other expenses	28,463	39,144	152,240	53,615	3,942
Total expenses	4,882,312	6,935,555	27,667,796	10,396,687	304,597
Fee waiver/expense reimbursement by Advisor (Note 2)	(349,829)	—	—	—	(125,134)
Net expenses	4,532,483	6,935,555	27,667,796	10,396,687	179,463
Net investment income	6,840,691	8,826,123	16,657,049	2,461,172	102,091
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	44,616,742	43,925,032	165,910,925	(13,806,232)	(847,624)
Sales of affiliated issuers	—	—	(67,147,731)	(22,683,153)	—
Foreign currency transactions	—	—	(77,539)	(11,614)	10
Net realized gains (losses)	44,616,742	43,925,032	98,685,655	(36,500,999)	(847,614)
Net change in unrealized depreciation of securities and foreign currency transactions	(97,729,229)	(103,150,578)	(518,722,360)	(157,245,043)	(174,138)
Net losses	(53,112,487)	(59,225,546)	(420,036,705)	(193,746,042)	(1,021,752)
Net Decrease in Net Assets Resulting from Operations	$(46,271,796)	$(50,399,423)	$(403,379,656)	$(191,284,870)	$(919,661)
*Net of Foreign Taxes Withheld	$201,662	$273,567	$560,786	$131,692	$398

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2016

	Global Value Fund	International Value Fund+	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$132,636	$39,060	$8,245,704	$903,153	$5,705,467
Interest	82	43	12,865,349	1,779,398	170,013,901
Securities on loan, net	—	—	23,702	—	—
Total income	132,718	39,103	21,134,755	2,682,551	175,719,368
Expenses:
Advisory fees	45,226	7,691	4,166,264	321,756	13,253,353
Professional fees and expenses	24,615	22,236	39,219	25,673	101,491
Custodian fees and expenses	15,726	9,197	85,416	25,814	68,666
Transfer agent fees and expenses	27,057	9,109	836,540	62,669	2,993,669
Accounting fees and expenses	46,309	20,924	71,743	62,102	296,895
Administration fees and expenses	31,860	15,132	164,187	29,330	709,777
Trustees' fees and expenses	393	38	39,394	3,657	167,028
Reports to shareholders	2,535	4,000	32,487	4,826	62,446
Registration fees	36,824	2,490	83,913	42,260	136,254
Distribution and service fees — Class A	292	—	429,818	58,516	1,508,301
Distribution and service fees — Class C	—	—	734,559	—	29,839
Offering costs	—	23,166	—	—	—
Other expenses	3,754	642	30,910	6,591	107,019
Total expenses	234,591	114,625	6,714,450	643,194	19,434,738
Fee waiver/expense reimbursement by Advisor (Note 2)	(172,113)	(77,220)	—	(188,667)	(1,028,696)
Fee waiver by Administrator (Note 2)	—	(27,000)	—	—	—
Net expenses	62,478	10,405	6,714,450	454,527	18,406,042
Net investment income	70,240	28,698	14,420,305	2,228,024	157,313,326
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(155,119)	18,791	(18,146,402)	(2,173,804)	(60,806,055)
Foreign currency transactions	(1,449)	(152)	(132,131)	(5,591)	—
Credit default swap contracts	—	—	—	25,303	2,327,357
Futures contracts	—	—	2,697,962	—	—
Net realized gains (losses)	(156,568)	18,639	(15,580,571)	(2,154,092)	(58,478,698)
Net change in unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	(481,740)	(91,417)	(67,975,164)	(4,225,701)	(137,132,628)
Credit default swap contracts	—	—	—	—	168,061
Futures contracts	—	—	1,934,056	—	—
Net change in unrealized depreciation	(481,740)	(91,417)	(66,041,108)	(4,225,701)	(136,964,567)
Net losses	(638,308)	(72,778)	(81,621,679)	(6,379,793)	(195,443,265)
Net Decrease in Net Assets Resulting from Operations	$(568,068)	$(44,080)	$(67,201,374)	$(4,151,769)	$(38,129,939)
*Net of Foreign Taxes Withheld	$7,230	$2,903	$201,125	$13,829	$—

+ The Fund commenced operations on December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Operations:
Net investment income	$6,840,691	$6,224,538	$8,826,123	$9,066,665
Net realized gains	44,616,742	66,911,570	43,925,032	81,575,671
Net change in unrealized depreciation	(97,729,229)	(45,156,726)	(103,150,578)	(50,911,252)
Net increase (decrease) in net assets resulting from operations	(46,271,796)	27,979,382	(50,399,423)	39,731,084
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(6,169,631)	(11,538,580)	(6,843,779)	(14,945,124)
Class A	(475,579)	(1,240,124)	(1,999,075)	(5,638,158)
Class C	(8,797)	(25,227)	(90,520)	(827,500)
Class R	—	—	(131,889)	(306,615)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(6,654,007)	(12,803,931)	(9,065,263)	(21,717,397)
Capital Share Transactions (Note 5):
Net decrease in net assets resulting from capital share transactions	(102,154,276)	(25,332,350)	(183,143,627)	(54,141,813)
Net Assets:
Total decrease in net assets	(155,080,079)	(10,156,899)	(242,608,313)	(36,128,126)
Beginning of year	538,986,280	549,143,179	724,881,908	761,010,034
End of year	$383,906,201	$538,986,280	$482,273,595	$724,881,908
Undistributed net investment income	$6,410,766	$6,224,082	$8,826,124	$9,065,264

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Operations:
Net investment income	$16,657,049	$8,379,768	$2,461,172	$3,850,750
Net realized gains (losses)	98,685,655	292,624,152	(36,500,999)	101,006,030
Net change in unrealized depreciation	(518,722,360)	(341,212,577)	(157,245,043)	(54,701,875)
Net increase (decrease) in net assets resulting from operations	(403,379,656)	(40,208,657)	(191,284,870)	50,154,905
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(8,441,105)	(14,081,522)	(2,304,482)	(1,581,401)
Class A	(458,979)	(2,526,377)	(172,473)	—
Class C	—	—	—	—
Class R	—	(35,928)	—	—
Net realized gains:
Class I	(241,166,879)	(209,828,890)	(83,903,099)	(92,773,672)
Class A	(53,451,452)	(68,572,878)	(16,251,914)	(21,621,104)
Class C	(14,053,381)	(14,212,255)	(3,320,258)	(4,750,207)
Class R	(1,893,363)	(2,041,591)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(319,465,159)	(311,299,441)	(105,952,226)	(120,726,384)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	(486,019,507)	33,871,751	(51,371,484)	218,961,094
Net Assets:
Total increase (decrease) in net assets	(1,208,864,322)	(317,636,347)	(348,608,580)	148,389,615
Beginning of year	3,266,405,504	3,584,041,851	1,181,670,588	1,033,280,973
End of year	$2,057,541,182	$3,266,405,504	$833,062,008	$1,181,670,588
Undistributed net investment income (loss)	$(3,445,777)	$3,642,385	$1,528,565	$3,005,664

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Year ended June 30, 2016	Year ended June 30, 2015+	Year ended June 30, 2016	Year ended June 30, 2015
Operations:
Net investment income	$102,091	$38,685	$70,240	$57,741
Net realized gains (losses)	(847,614)	119,874	(156,568)	297,299
Net change in unrealized depreciation	(174,138)	(135,322)	(481,740)	(411,497)
Net increase (decrease) in net assets resulting from operations	(919,661)	23,237	(568,068)	(56,457)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(66,248)	(23,732)	(57,419)	(111,362)
Class A	(1,275)	(337)	(769)	(3,011)
Net realized gains:
Class I	(383,431)	(119,160)	(298,490)	(283,232)
Class A	(10,065)	(2,242)	(5,594)	(8,484)
Net decrease in net assets resulting from dividends and distributions to shareholders	(461,019)	(145,471)	(362,272)	(406,089)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	591,725	15,589,308	(24,916)	2,712,326
Net Assets:
Total increase (decrease) in net assets	(788,955)	15,467,074	(955,256)	2,249,780
Beginning of year	15,467,074	—	6,253,922	4,004,142
End of year	$14,678,119	$15,467,074	$5,298,666	$6,253,922
Undistributed net investment income	$36,462	$17,795	$46,388	$35,787

+ The Fund commenced operations on June 30, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund	Value Opportunities Fund
	Period ended June 30, 2016+	Year ended June 30, 2016	Year ended June 30, 2015
Operations:
Net investment income	$28,698	$14,420,305	$6,958,489
Net realized gains (losses)	18,639	(15,580,571)	93,019,010
Net change in unrealized depreciation	(91,417)	(66,041,108)	(64,010,081)
Net increase (decrease) in net assets resulting from operations	(44,080)	(67,201,374)	35,967,418
Dividends and Distributions to Shareholders:
Net investment income:
Class I	—	(5,431,109)	(4,493,870)
Class A	—	(2,859,531)	(2,221,897)
Class C	—	(725,496)	(453,054)
Net realized gains:
Class I	—	(38,107,828)	(22,317,258)
Class A	—	(23,383,446)	(13,002,279)
Class C	—	(10,200,196)	(4,700,078)
Net decrease in net assets resulting from dividends and distributions to shareholders	—	(80,707,606)	(47,188,436)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	1,850,000	(37,649,901)	169,920,311
Net Assets:
Total increase (decrease) in net assets	1,805,920	(185,558,881)	158,699,293
Beginning of period	—	641,487,247	482,787,954
End of period	$1,805,920	$455,928,366	$641,487,247
Undistributed net investment income	$28,546	$5,267,547	$2,032,018

+ The Fund commenced operations on December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Operations:
Net investment income	$2,228,024	$2,673,489	$157,313,326	$120,654,174
Net realized gains (losses)	(2,154,092)	983,832	(58,478,698)	22,224,627
Net change in unrealized depreciation	(4,225,701)	(2,986,899)	(136,964,567)	(132,782,005)
Net increase (decrease) in net assets resulting from operations	(4,151,769)	670,422	(38,129,939)	10,096,796
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(1,256,258)	(1,145,276)	(120,335,062)	(88,000,479)
Class A	(1,033,766)	(1,779,729)	(38,822,614)	(33,219,800)
Class C	—	—	(169,890)	(177,610)
Net realized gains:
Class I	(1,031,274)	(387,273)	(14,726,301)	(12,049,524)
Class A	(941,388)	(772,864)	(4,896,486)	(4,803,498)
Class C	—	—	(24,422)	(31,717)
Net decrease in net assets resulting from dividends and distributions to shareholders	(4,262,686)	(4,085,142)	(178,974,775)	(138,282,628)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	(29,759,548)	10,499,937	(38,677,984)	1,136,592,881
Net Assets:
Total increase (decrease) in net assets	(38,174,003)	7,085,217	(255,782,698)	1,008,407,049
Beginning of year	76,356,103	69,270,886	2,746,213,684	1,737,806,635
End of year	$38,182,100	$76,356,103	$2,490,430,986	$2,746,213,684
Undistributed net investment income (loss)	$98,209	$131,324	$(284,158)	$77,357
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2016	$15.89	$0.22	$(1.59)	$(1.37)	$(0.21)	$—	$(0.21)	$14.31	–8.59%	$342,046	0.95%	1.03%	1.52%
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)	15.89	5.30	481,815	0.95	0.99	1.18
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)	15.47	24.98	485,541	0.95	1.01	2.72
Year ended 6/30/2013	9.82	0.16	2.72	2.88	(0.17)	—	(0.17)	12.53	29.65	367,963	0.95	1.06	1.47
Year ended 6/30/2012	10.01	0.16	(0.18)	(0.02)	(0.17)	—	(0.17)	9.82	–0.01	320,916	0.95	1.06	1.73
Class A
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)	14.36	–8.83	38,527	1.20	1.28	1.25
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)	15.92	5.07	52,752	1.20	1.24	0.92
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)	15.50	24.68	59,173	1.20	1.26	2.71
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)	12.57	29.25	35,251	1.20	1.31	1.21
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)	9.86	–0.18	34,731	1.20	1.31	1.46
Class C
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)	14.23	–9.51	3,334	1.95	2.03	0.51
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)	15.76	4.27	4,419	1.95	1.99	0.17
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)	15.20	23.70	4,429	1.95	2.01	1.28
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)	12.35	28.28	11,815	1.95	2.06	0.45
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)	9.72	–0.92	12,062	1.95	2.06	0.73

	Year Ended June 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate	35%	38%	33%	44%	42%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2016	$27.21	$0.39	$(2.15)	$(1.76)	$(0.39)	$—	$(0.39)	$25.06	–6.42%	$305,282	1.01%	1.01%	1.55%
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)	27.21	5.17	479,488	0.99	0.99	1.30
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)	26.65	26.52	500,102	1.01	1.01	3.04
Year ended 6/30/2013	16.80	0.31	4.69	5.00	(0.45)	—	(0.45)	21.35	30.48	389,300	1.05	1.05	1.68
Year ended 6/30/2012	16.96	0.31	(0.13)	0.18	(0.34)	—	(0.34)	16.80	1.22	316,081	1.05	1.05	1.96
Class A
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)	24.91	–6.62	142,768	1.26	1.26	1.33
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)	27.02	4.89	191,665	1.24	1.24	1.03
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)	26.46	26.22	223,219	1.26	1.26	3.02
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)	21.21	30.16	156,303	1.30	1.30	1.42
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)	16.68	0.99	155,767	1.30	1.30	1.66
Class C
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)	24.29	–7.34	21,038	2.01	2.01	0.53
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)	26.30	4.10	40,862	1.99	1.99	0.34
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—	25.96	25.29	25,765	2.01	2.01	3.02
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)	20.72	29.12	8,324	2.05	2.05	0.59
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)	16.26	0.29	23,891	2.05	2.05	0.92
Class R
Year ended 6/30/2016	27.16	0.28	(2.16)	(1.88)	(0.26)	—	(0.26)	25.02	–6.88	13,186	1.51	1.51	1.12
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)	27.16	4.64	12,867	1.49	1.49	0.81
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)	26.62	25.91	11,924	1.51	1.51	2.51
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)	21.33	29.79	9,571	1.55	1.55	1.15
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)	16.77	0.80	10,812	1.55	1.55	1.42

	Year Ended June 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate	39%	39%	57%	41%	59%

1  Net investment income per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2016	$40.43	$0.25	$(5.54)	$(5.29)	$(0.16)	$(4.43)	$(4.59)	$30.55	–13.23%	$1,659,480	1.02%	1.02%	0.75%
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)	40.43	–0.70	2,492,532	1.00	1.00	0.35
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)	45.15	28.10	2,542,569	1.01	1.01	0.52
Year ended 6/30/2013	26.02	0.16	9.31	9.47	(0.13)	—	(0.13)	35.36	36.51	1,627,378	1.07	1.07	0.55
Year ended 6/30/2012	24.96	0.13	0.95	1.08	(0.02)	—	(0.02)	26.02	4.33	1,058,806	1.10	1.10	0.54
Class A
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)	30.13	–13.45	322,023	1.27	1.27	0.48
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)	39.91	–0.93	626,544	1.25	1.25	0.10
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)	44.60	27.78	862,559	1.26	1.26	0.29
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)	34.98	36.16	406,949	1.32	1.32	0.32
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—	25.75	4.08	217,069	1.35	1.35	0.28
Class C
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)	26.78	–14.09	64,568	2.02	2.02	(0.27)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)	36.24	–1.69	128,647	2.00	2.00	(0.65)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)	41.04	26.84	154,222	2.01	2.01	(0.45)
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—	32.39	35.13	62,638	2.07	2.07	(0.39)
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—	23.97	3.32	15,072	2.10	2.10	(0.53)
Class R
Year ended 6/30/2016	40.04	0.09	(5.49)	(5.40)	—	(4.43)	(4.43)	30.21	–13.64	11,471	1.52	1.52	0.26
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)	40.04	–1.21	18,683	1.50	1.50	(0.16)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)	44.77	27.47	24,693	1.51	1.51	0.05
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)	35.17	35.82	9,746	1.57	1.57	0.09
Year ended 6/30/2012	24.95	0.00[3]	0.97	0.97	—	—	—	25.92	3.89	4,762	1.60	1.60	0.02

	Year Ended June 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate	42%	54%	55%	66%	72%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2016	$61.67	$0.17	$(9.57)	$(9.40)	$(0.16)	$(5.65)	$(5.81)	$46.46	–15.63%	$699,420	1.04%	1.04%	0.33%
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)	61.67	4.64	951,911	1.06	1.06	0.43
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)	66.62	32.40	785,915	0.99	0.99	0.21
Year ended 6/30/2013	41.83	0.32	12.96	13.28	(0.27)	—	(0.27)	54.84	31.88	452,702	1.03	1.03	0.67
Year ended 6/30/2012	43.90	0.29	(2.36)	(2.07)	—	—	—	41.83	–4.72	296,436	1.09	1.09	0.73
Class A
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)	46.09	–15.83	113,335	1.29	1.29	0.07
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)	61.27	4.37	194,587	1.31	1.31	0.19
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)	66.26	32.06	204,205	1.24	1.24	(0.04)
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)	54.67	31.55	103,329	1.28	1.28	0.43
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—	41.67	–4.95	39,803	1.34	1.34	0.39
Class C
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)	39.09	–16.46	20,308	2.04	2.04	(0.68)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)	53.25	3.60	35,172	2.06	2.06	(0.58)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)	58.99	31.09	43,161	1.99	1.99	(0.79)
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—	49.40	30.55	28,745	2.03	2.03	(0.31)
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—	37.84	–5.66	10,970	2.09	2.09	(0.29)

	Year Ended June 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate	45%	43%	43%	35%	37%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2016	$10.01	$0.06	$(0.66)	$(0.60)	$(0.04)	$(0.25)	$(0.29)	$9.12	–5.80%	$14,446	1.25%	2.13%	0.72%
Year from 6/30/2014[3] to 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)	10.01	2.93	15,337	1.25	3.75	0.48
Class A
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)	9.09	–6.14	232	1.50	2.38	0.53
Year from 6/30/2014[3] to 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)	10.00	2.71	130	1.50	4.25	0.29

	Year Ended June 30,
	2016	2015
Portfolio turnover rate	89%	40%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2016	$11.93	$0.13	$(1.23)	$(1.10)	$(0.12)	$(0.61)	$(0.73)	$10.10	–9.25%	$5,199	1.10%	4.14%	1.25%
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)	11.93	–1.98	6,144	1.10	4.34	1.11
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)	13.31	25.98	3,867	1.10	6.26	3.29
Period from 12/31/2012[3] to 6/30/2013	10.00	0.12	1.37	1.49	—	—	—	11.49	14.90	2,024	1.10[4]	11.75[4]	2.22[4]
Class A
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)	10.09	–9.47	100	1.35	4.39	0.96
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)	11.91	–2.22	110	1.35	4.77	0.79
Period from 8/30/2013[3] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)	13.29	21.88	137	1.35[4]	6.58[4]	3.21[4]

	Year Ended June 30,			Period December 31, 2012[3]
	2016	2015	2014	through June 30, 2013
Portfolio turnover rate	52%	42%	52%	38%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Period from 12/31/2015[3] to 6/30/2016	$10.00	$0.16	$(0.40)	$(0.24)	$—	$—	$—	$9.76	–2.40%	$1,806	1.15%[4]	12.67%[4]	3.17%[4]

Period December 31, 2015[3] through June 30, 2016
Portfolio turnover rate	17%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2016	$29.13	$0.69	$(3.68)	$(2.99)	$(0.49)	$(3.44)	$(3.93)	$22.21	–10.48%	$259,421	1.00%	1.00%	2.80%
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)	29.13	6.75	363,363	0.96	0.96	1.42
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)	29.88	25.67	265,138	0.99	0.99	1.25
Year ended 6/30/2013	20.44	0.34	6.00	6.34	(0.38)	(0.94)	(1.32)	25.46	32.28	105,332	1.03	1.03	1.45
Year ended 6/30/2012	21.12	0.33	(0.48)	(0.15)	(0.14)	(0.39)	(0.53)	20.44	–0.20	41,079	1.10	1.10	1.73
Class A
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)	22.21	–10.71	132,870	1.25	1.25	2.55
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)	29.13	6.47	201,477	1.21	1.21	1.19
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)	29.88	25.34	165,608	1.24	1.24	0.91
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)	25.48	31.98	103,822	1.28	1.28	1.22
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)	20.46	-0.45	32,022	1.35	1.35	1.45
Class C
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)	20.68	–11.37	63,637	2.00	2.00	1.84
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)	27.41	5.65	76,647	1.96	1.96	0.43
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)	28.31	24.44	52,042	1.99	1.99	0.17
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)	24.28	30.97	24,728	2.03	2.03	0.44
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)	19.50	–1.22	11,308	2.10	2.10	0.69

	Year Ended June 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate	62%	101%	45%	98%	123%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2016	$12.22	$0.51	$(1.13)	$(0.62)	$(0.54)	$(0.50)	$(1.04)	$10.56	–4.77%	$20,873	0.80%	1.18%	4.63%
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)	12.22	0.69	33,958	0.80	1.05	3.75
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)	12.85	19.71	21,399	0.80	1.34	4.61
Year ended 6/30/2013	10.57	0.51	1.38	1.89	(0.50)	(0.13)	(0.63)	11.83	18.45	11,348	0.80	1.85	4.51
Year ended 6/30/2012	10.37	0.51	0.25	0.76	(0.48)	(0.08)	(0.56)	10.57	7.76	8,588	0.80	2.81	5.06
Class A
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)	10.97	–4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)	12.65	0.73	42,398	1.05	1.30	3.39
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)	13.24	19.17	47,872	1.05	1.51	4.76
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)	12.18	20.34	13,782	1.05	1.99	4.31
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)	10.67	8.37	333	1.05	3.06	4.93

	Year Ended June 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate	93%	62%	53%	65%	38%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2016	$12.51	$0.76	$(0.94)[3]	$(0.18)	$(0.77)	$(0.09)	$(0.86)	$11.47	–1.12%	$1,884,613	0.70%	0.74%	6.59%
Year ended 6/30/2015	13.37	0.70	(0.75)[3]	(0.05)	(0.71)	(0.10)	(0.81)	12.51	–0.26	2,060,504	0.70	0.73	5.56
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)	13.37	11.51	1,127,080	0.70	0.75	5.82
Year ended 6/30/2013	12.28	0.80	0.61	1.41	(0.81)	(0.05)	(0.86)	12.83	11.70	686,718	0.70	0.75	6.23
Year ended 6/30/2012	12.79	0.94	(0.25)	0.69	(0.95)	(0.25)	(1.20)	12.28	6.02	426,041	0.70	0.76	7.76
Class A
Year ended 6/30/2016	12.43	0.73	(0.94)[3]	(0.21)	(0.73)	(0.09)	(0.82)	11.40	–1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	13.29	0.67	(0.75)[4]	(0.08)	(0.68)	(0.10)	(0.78)	12.43	–0.54	682,129	0.95	0.98	5.31
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)	13.29	11.28	607,104	0.95	1.00	5.59
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)	12.75	11.37	410,060	0.95	1.00	5.91
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)	12.21	5.66	105,472	0.95	1.01	7.47
Class C
Year ended 6/30/2016	12.50	0.65	(0.94)[5]	(0.29)	(0.65)	(0.09)	(0.74)	11.47	–2.02	2,737	1.70	1.74	5.61
Year ended 6/30/2015	13.36	0.58	(0.76)[3]	(0.18)	(0.58)	(0.10)	(0.68)	12.50	–1.25	3,581	1.70	1.73	4.53
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)	13.36	10.40	3,623	1.70	1.75	4.72
Period from 12/31/2012[6] to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	—	(0.31)	12.82	1.91	812	1.70[7]	1.74[7]	4.73[7]

	Year Ended June 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate	45%	44%	51%	66%	57%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Redemption fees per share were less than $0.005.

4  Includes redemption fees per share of $0.01.

5  Includes redemption fees per share of $0.02.

6  Commencement of operations.

7  Annualized

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2016

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors and the International Value Fund is not offering Class A or Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average between the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2016:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$378,609,220	$481,172,613	$1,871,272,795	$783,460,689	$14,112,037
Investment Companies	—	—	—	31,770,420	418,094
Money Market Funds	2,741,612	16,270,769	—	41,343,193	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	127,876,844	7,133,199	—
Industrials	—	—	56,363,503	—	—
Information Technology	—	—	—	—	13,054
Time Deposits	5,298,533	1,581,354	46	—	158,665
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$386,649,365	$499,024,736	$2,055,513,188	$863,707,501	$14,701,850
	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$3,370,222	$599,095	$313,293,761	$19,121,010	$4,209,398
Investment Companies	—	—	961,714	156,796	—
Preferred Stocks	—	—	351,416	221,776	72,735,917
Convertible Preferred Stocks	—	—	—	59,752	3,070,624
Warrants	—	—	2,547,767	—	2,251,082
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	155,855	81,251	—	—	—
Consumer Staples	72,657	30,887	—	—	—
Energy/Energy — Exploration & Production	319,348	104,892	27,851,528	1,174,864	4,398,944
Financials	497,637	308,683	14,372,937	—	—
Health Care	184,132	171,222	—	249,033	—
Industrials	650,748	334,736	29,827,795	854,253	—
Information Technology	37,570	73,799	—	141,933	—
Materials	—	38,624	—	—	—
Telecommunication Services	27,116	70,630	—	—	—
Preferred Stocks:
Financials	—	—	724,646	—	—
Convertible Preferred Stocks:
Energy	—	—	—	11,571	—
Convertible Bonds	—	—	7,220,000	141,360	20,376,378
Corporate Bonds	—	—	33,322,719	14,572,157	2,163,830,432
Asset-Backed Securities	—	—	—	—	22,595,012
Term Loans	—	—	18,378,323	769,618	45,582,975
Purchased Put Options	—	—	1,854,000	—	—
Time Deposits	—	3,768	45	265,519	95,071,133
Level 3 — Significant unobservable inputs:
Common Stocks:
Consumer Discretionary/Automakers	—	—	—	0	0
Consumer Discretionary/Specialty Retail	—	—	—	120,199	10,068,116
Energy/Energy — Exploration & Production	—	—	—	0	0
Preferred Stocks:
Energy/Energy — Exploration & Production	—	—	—	11,885	1,580,845
Corporate Bonds	—	—	0	0	0
Term Loans	—	—	3,100,000	45,975	5,343,071
Total Investments	$5,315,285	$1,817,587	$453,806,651	$37,917,701	$2,451,113,927
Other Financial Instruments
Level 1 — Quoted prices in an active market			$—		$—
Level 2 — Other significant observable market inputs:
Futures Contracts*			1,339,813		—
Credit Default Swap Contracts*			—		230,851
Level 3 — Significant unobservable inputs			—		—
Total Other Financial Instruments			$1,339,813		$230,851

* Futures contracts and credit default swap contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 1 to Level 2 of $270,897 in the Global Value Fund and $18,741,468 in the Value Opportunities Fund using market values as of June 30, 2016. The transfers were due to securities being fair valued as a result of market movements following the close of local trading on June 30, 2016. There were transfers from Level 2 to Level 1 of $2,476,329 in the Small Cap Value Fund, $85,994 in the Global Value Fund and $10,364,717 in the Value Opportunities Fund using market values as of June 30, 2016. The transfers were due to securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were transfers from Level 1 to Level 2 of $724,646 in the Value Opportunities Fund and $11,571 in the Capital Income Fund using market values as of June 30, 2016. The transfers were due to lack of trading volume on June 30, 2016. There were transfers from Level 2 to Level 1 of $59,752 in the Capital Income Fund and $3,070,624 in the High Yield Fund using market values as of June 30, 2016. The transfers were due to increased trading volume on June 30, 2016. There were no transfers into or out of Level 1 or Level 2 during the year ended June 30, 2016 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Diversified Value Fund and International Value Fund. Transfers between Levels are recognized at the end of the reporting period.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Value Opportunities Fund, Capital Income Fund and High Yield Fund are party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2016:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	High Yield
Credit Contracts:
Credit Default Swap Contracts	Premiums paid for credit default swap contracts	$—	$262,323
	Unrealized appreciation on credit default swap contracts	—	230,851

Equity Contracts:

Purchased Put Options	Long-term investments	1,854,000	—

Foreign Exchange Contracts:

Futures Contracts	Net unrealized appreciation of futures contracts*	1,339,813	—

* Includes cumulative appreciation of futures contracts as reported in the "Net Assets consist of:" section on the Statements of Assets & Liabilities.

The following is a summary of the Funds' realized gains and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2016:

Realized Gains on Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$25,303	$2,327,357
Equity Contracts:
Purchased Put Options	—	—	—
Foreign Exchange Contracts:
Futures Contracts	2,697,962	—	—

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities		Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$—	$168,061
Equity Contracts:
Purchased Put Options	(18,942	)*	—	—
Foreign Exchange Contracts:
Futures Contracts	1,934,056		—	—

* Included with net change in unrealized appreciation (depreciation) of securities and foreign currency transactions

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2016:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	1	1
Average Notional Amount — Credit Default Swap Contracts	$—	$(807,500)	$(31,150,000)
Equity Contracts:
Average Number of Contracts — Purchased Put Options	1,125	—	—
Average Market Value — Purchased Put Options	$463,500	$—	$—
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	(360)	—	—
Average Notional Amount — Futures Contracts	$(36,031,853)	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2016:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Assets:
Credit Default Swap Contracts:
High Yield	$230,851	$—	$230,851	$—	$—	$230,851
Futures Contracts:
Value Opportunities	174,250	—	174,250	—	—	174,250

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Liabilities:
Securities Lending:
Diversified Value	$2,741,612	$—	$2,741,612	$2,741,612	$—	$—
Large Cap Value	16,270,769	—	16,270,769	16,270,769	—	—
Small Cap Value	41,343,193	—	41,343,193	41,343,193	—	—
Futures Contracts:
Value Opportunities	8,400	—	8,400	—	8,400	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2017.

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate 0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%[2]	0.80%	0.85%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I 0.95%	1.05%	1.15%	1.25%	1.25%[3]	1.10%	1.15%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A 1.20%	1.30%	1.40%	1.50%	1.50%[3]	1.35%	1.40%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C 1.95%	2.05%	2.15%	2.25%	2.25%[3]	2.10%	2.15%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

2 Effective July 1, 2016, the Annual Advisory Fee Rate will be decreased to 0.65%.

3 Effective July 1, 2016, the annual cap on expenses will be decreased to 0.90% for Class I, 1.15% for Class A and 1.90% for Class C.

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its administration and accounting fees during the International Value Fund's first twelve months of operations.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the year ended June 30, 2016, Stephens Inc. did not receive any front-end sales charges for Class A shares.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended June 30, 2016, the Funds' purchases and sales of securities pursuant to Rule 17a-7 under the 1940 Act were as follows:

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income		High Yield
Purchases $—	$—	$—	$—	$—	$—	$—	$—	$—		$2,489,811
Sales —	—	—	—	—	—	—	—	4,978,906	*	16,598,639	*

* Resulted in realized loss of $(592,334) for the Capital Income Fund and $(1,975,100) for the High Yield Fund.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were as follows:

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Purchases $160,642,179	$237,975,055	$1,051,527,814	$424,350,970	$13,127,912	$2,930,810	$2,154,199	$344,541,833	$45,551,679	$1,039,538,352
Sales 261,509,766	403,827,467	1,862,397,076	558,018,593	12,771,551	3,229,964	268,036	447,219,395	75,937,751	1,050,342,830

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2016.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2016:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$470,934,545	$600,002,841	$2,478,267,171	$872,357,679	$14,829,087	$5,790,623	$1,910,019	$518,831,532	$41,770,724	$2,556,386,059
Gross unrealized appreciation	22,265,268	18,153,306	177,675,608	99,453,470	1,391,353	445,535	75,413	30,871,476	2,248,076	47,974,738
Gross unrealized depreciation	(114,590,593)	(136,983,534)	(600,429,637)	(149,446,841)	(1,677,255)	(920,873)	(171,613)	(95,896,402)	(6,366,618)	(248,318,003)
Net unrealized depreciation	(92,325,325)	(118,830,228)	(422,754,029)	(49,993,371)	(285,902)	(475,338)	(96,200)	(65,024,926)	(4,118,542)	(200,343,265)
Distributable ordinary income (as of 6/30/16)	6,410,766	8,826,124	—	1,403,606	47,852	50,914	52,402	6,163,835	201,332	2,838,591
Distributable long-term gains (as of 6/30/16)	—	—	16,229,261	—	—	—	—	—	—	—
Total distributable earnings	6,410,766	8,826,124	16,229,261	1,403,606	47,852	50,914	52,402	6,163,835	201,332	2,838,591
Other accumulated losses	(588,079,310)	(1,013,032,925)	(15,916)	(72,743,656)	(672,319)	(207,376)	(282)	(12,067,110)	(2,426,746)	(60,034,769)
Total accumulated losses	$(673,993,869)	$(1,123,037,029)	$(406,540,684)	$(121,333,421)	$(910,369)	$(631,800)	$(44,080)	$(70,928,201)	$(6,343,956)	$(257,539,443)

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-deferred transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2016, the Capital Income Fund no longer held any securities relating to the transfers.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2016, the Global Value Fund held securities with $36,636 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2016, the Small Cap Diversified Value Fund held securities with $137,277 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as foreign currency gain/loss transactions, PFICs, partnership adjustments, swap interest reclass and distribution reclass.

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Diversified Value	$—	$—	$—
Large Cap Value	—	—	—
Mid-Cap Value	—	(14,845,127)	14,845,127
Small Cap Value	(1)	(1,461,316)	1,461,317
Small Cap Diversified Value	(106)	(15,901)	16,007
Global Value	—	(1,451)	1,451
International Value	—	(152)	152
Value Opportunities	—	(2,168,640)	2,168,640
Capital Income	(1)	28,885	(28,884)
High Yield	—	1,652,725	(1,652,725)

The tax components of distributions paid during the fiscal years ended June 30, 2016 and 2015, capital loss carryovers as of June 30, 2016, and any tax basis late year losses as of June 30, 2016, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2016					June 30, 2015
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$6,654,007	$—	$(588,079,310)[1]	$45,494,662	$—	$12,803,931	$—
Large Cap Value	9,065,263	—	(1,013,032,925)[2]	43,985,617	—	21,717,397	—
Mid-Cap Value	55,712,891	263,752,268	—	—	—	44,412,431	266,887,010
Small Cap Value	13,927,630	92,024,596	—	—	72,744,177	20,071,822	100,654,562
Small Cap Diversified Value	106,389	354,630	—	—	660,933	102,942	42,529
Global Value	149,795	212,477	—	—	207,308	190,514	215,575
International Value*	—	—	—	—	—	—	—
Value Opportunities	38,433,633	42,273,973	(12,068,399)[3]	—	—	16,452,433	30,736,003
Capital Income	2,852,349	1,410,337	—	—	2,379,969	3,371,754	713,388
High Yield	165,642,889	13,331,886	—	—	57,142,871	124,042,629	14,239,999

* The Fund commenced operations on December 31, 2015.

1 $346,542,049 expires on 6/30/2017 and $241,537,261 expires on 6/30/2018.

2 $570,436,487 expires on 6/30/2017 and $442,596,438 expires on 6/30/2018.

3 $10,130,130 is short-term with no expiration and $1,938,269 is long-term with no expiration.

As of and during the year ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2016, the Funds did not incur any interest or penalties. The tax years ended June 30, 2013 through June 30, 2016 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2016
Diversified Value Fund
Class I	3,317,230	$48,184,171	433,133	$6,111,503	(10,164,956)	$(146,815,271)	(6,414,593)	$(92,519,597)
Class A	198,601	2,883,002	16,810	238,372	(845,931)	(12,096,434)	(630,520)	(8,975,060)
Class C	69,997	993,478	441	6,229	(116,535)	(1,659,326)	(46,097)	(659,619)
Total net increase (decrease)	3,585,828	52,060,651	450,384	6,356,104	(11,127,422)	(160,571,031)	(7,091,210)	(102,154,276)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2016
Large Cap Value Fund
Class I	2,854,379	$71,009,801	267,389	$6,476,172	(8,562,979)	$(211,916,899)	(5,441,211)	$(134,430,926)
Class A	731,231	18,228,374	65,397	1,576,071	(2,157,156)	(53,132,493)	(1,360,528)	(33,328,048)
Class C	210,807	5,156,094	2,073	48,923	(900,414)	(21,926,147)	(687,534)	(16,721,130)
Class R	163,071	4,110,743	3,040	73,717	(112,893)	(2,847,983)	53,218	1,336,477
Total net increase (decrease)	3,959,488	98,505,012	337,899	8,174,883	(11,733,442)	(289,823,522)	(7,436,055)	(183,143,627)
Mid-Cap Value Fund
Class I	10,396,737	344,873,822	7,474,912	231,199,037	(25,201,030)	(849,945,718)	(7,329,381)	(273,872,859)
Class A	1,736,617	56,614,843	1,244,368	38,002,986	(7,992,868)	(270,837,312)	(5,011,883)	(176,219,483)
Class C	205,166	5,764,927	305,016	8,314,737	(1,648,635)	(47,167,695)	(1,138,453)	(33,088,031)
Class R	130,635	4,226,831	35,959	1,102,498	(253,395)	(8,168,463)	(86,801)	(2,839,134)
Total net increase (decrease)	12,469,155	411,480,423	9,060,255	278,619,258	(35,095,928)	(1,176,119,188)	(13,566,518)	(486,019,507)
Small Cap Value Fund
Class I	7,052,652	347,910,877	1,199,125	58,061,643	(8,633,234)	(416,135,695)	(381,457)	(10,163,175)
Class A	774,987	39,684,374	239,836	11,536,114	(1,731,886)	(86,370,513)	(717,063)	(35,150,025)
Class C	52,961	2,232,758	49,001	2,007,100	(242,921)	(10,298,142)	(140,959)	(6,058,284)
Total net increase (decrease)	7,880,600	389,828,009	1,487,962	71,604,857	(10,608,041)	(512,804,350)	(1,239,479)	(51,371,484)
Small Cap Diversified Value Fund[a]
Class I	517	4,500	51,926	449,679	—	—	52,443	454,179
Class A	32,973	296,818	1,311	11,340	(21,698)	(170,612)	12,586	137,546
Total net increase (decrease)	33,490	301,318	53,237	461,019	(21,698)	(170,612)	65,029	591,725
Global Value Fund[b]
Class I	38,923	385,881	34,821	350,644	(73,837)	(770,954)	(93)	(34,429)
Class A	4,574	54,500	632	6,363	(4,541)	(51,350)	665	9,513
Total net increase (decrease)	43,497	440,381	35,453	357,007	(78,378)	(822,304)	572	(24,916)
International Value Fund[c]
Class I*	185,000	1,850,000	—	—	—	—	185,000	1,850,000
Total net increase	185,000	1,850,000	—	—	—	—	185,000	1,850,000
Value Opportunities Fund
Class I	6,224,607	146,625,457	1,386,534	31,294,079	(8,402,848)	(202,186,335)	(791,707)	(24,266,799)
Class A	2,520,450	62,463,721	923,754	20,876,846	(4,379,214)	(104,040,654)	(935,010)	(20,700,087)
Class C	1,130,976	25,896,105	357,550	7,555,041	(1,207,959)	(26,134,161)	280,567	7,316,985
Total net increase (decrease)	9,876,033	234,985,283	2,667,838	59,725,966	(13,990,021)	(332,361,150)	(1,446,150)	(37,649,901)
Capital Income Fund
Class I	1,215,224	12,791,570	123,284	1,298,726	(2,140,130)	(22,641,968)	(801,622)	(8,551,672)
Class A	222,282	2,587,747	151,923	1,665,925	(2,146,619)	(25,461,548)	(1,772,414)	(21,207,876)
Total net increase (decrease)	1,437,506	15,379,317	275,207	2,964,651	(4,286,749)	(48,103,516)	(2,574,036)	(29,759,548)
High Yield Fund
Class I	80,876,907	913,506,545	8,465,846	96,527,439	(89,864,300)	(1,024,179,236)[1]	(521,547)	(14,145,252)
Class A	6,022,934	69,227,333	3,778,823	42,813,270	(11,775,052)	(136,040,881)[1]	(1,973,295)	(24,000,278)
Class C	118,272	1,354,929	8,872	100,887	(175,143)	(1,988,270)[1]	(47,999)	(532,454)
Total net increase (decrease)	87,018,113	984,088,807	12,253,541	139,441,596	(101,814,495)	(1,162,208,387)	(2,542,841)	(38,677,984)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2015
Diversified Value Fund
Class I	5,801,870	$90,776,761	754,476	$11,339,777	(7,624,636)	$(119,399,654)	(1,068,290)	$(17,283,116)
Class A	468,469	7,275,362	43,270	652,506	(1,015,064)	(15,812,307)	(503,325)	(7,884,439)
Class C	78,136	1,213,550	1,125	16,860	(90,182)	(1,395,205)	(10,921)	(164,795)
Total net increase (decrease)	6,348,475	99,265,673	798,871	12,009,143	(8,729,882)	(136,607,166)	(1,582,536)	(25,332,350)
Large Cap Value Fund
Class I	4,280,905	113,995,916	540,634	14,075,352	(5,964,207)	(161,943,181)	(1,142,668)	(33,871,913)
Class A	1,366,332	36,079,025	172,790	4,473,387	(2,882,728)	(75,877,206)	(1,343,606)	(35,324,794)
Class C	750,023	19,349,234	18,432	466,792	(207,366)	(5,433,992)	561,089	14,382,034
Class R	153,859	4,123,248	7,592	197,836	(135,675)	(3,648,224)	25,776	672,860
Total net increase (decrease)	6,551,119	173,547,423	739,448	19,213,367	(9,189,976)	(246,902,603)	(1,899,409)	(54,141,813)
Mid-Cap Value Fund
Class I	18,607,037	782,048,516	5,233,267	203,574,095	(18,508,793)	(785,001,812)	5,331,511	200,620,799
Class A	3,393,489	142,663,703	1,401,404	53,883,999	(8,434,347)	(350,666,927)	(3,639,454)	(154,119,225)
Class C	351,372	13,129,293	233,747	8,195,168	(793,633)	(30,265,856)	(208,514)	(8,941,395)
Class R	164,928	6,833,925	29,401	1,135,778	(279,381)	(11,658,131)	(85,052)	(3,688,428)
Total net increase (decrease)	22,516,826	944,675,437	6,897,819	266,789,040	(28,016,154)	(1,177,592,726)	1,398,491	33,871,751
Small Cap Value Fund
Class I	5,457,516	337,618,299	1,064,758	61,457,813	(2,883,746)	(179,382,881)	3,638,528	219,693,231
Class A	1,136,077	69,792,007	260,267	14,947,145	(1,302,186)	(81,149,357)	94,158	3,589,795
Class C	67,964	3,583,474	54,600	2,736,546	(193,735)	(10,641,952)	(71,171)	(4,321,932)
Total net increase (decrease)	6,661,557	410,993,780	1,379,625	79,141,504	(4,379,667)	(271,174,190)	3,661,515	218,961,094
Small Cap Diversified Value Fund[a]
Class I**	1,523,152	15,379,897	15,041	142,892	(6,369)	(63,518)	1,531,824	15,459,271
Class A**	13,213	132,500	271	2,578	(493)	(5,041)	12,991	130,037
Total net increase (decrease)	1,536,365	15,512,397	15,312	145,470	(6,862)	(68,559)	1,544,815	15,589,308
Global Value Fund[b]
Class I	197,769	2,424,855	34,177	386,888	(7,394)	(87,949)	224,552	2,723,794
Class A	2,101	26,271	947	10,720	(4,123)	(48,459)	(1,075)	(11,468)
Total net increase (decrease)	199,870	2,451,126	35,124	397,608	(11,517)	(136,408)	223,477	2,712,326
Value Opportunities Fund
Class I	5,866,864	169,563,337	601,633	15,937,260	(2,868,306)	(81,441,127)	3,600,191	104,059,470
Class A	4,207,087	121,331,659	482,759	12,802,765	(3,314,597)	(94,175,936)	1,375,249	39,958,488
Class C	1,146,520	31,325,419	142,433	3,567,942	(330,689)	(8,991,008)	958,264	25,902,353
Total net increase (decrease)	11,220,471	322,220,415	1,226,825	32,307,967	(6,513,592)	(184,608,071)	5,933,704	169,920,311
Capital Income Fund
Class I	2,254,647	27,957,139	83,551	1,031,748	(1,225,539)	(15,194,349)	1,112,659	13,794,538
Class A	2,552,457	33,029,293	176,278	2,245,471	(2,995,280)	(38,569,365)	(266,545)	(3,294,601)
Total net increase (decrease)	4,807,104	60,986,432	259,829	3,277,219	(4,220,819)	(53,763,714)	846,114	10,499,937

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2015
High Yield Fund
Class I	118,586,577	$1,503,675,337	5,591,916	$70,620,729	(43,696,611)	$(554,448,480)[2]	80,481,882	$1,019,847,586
Class A	19,316,095	244,902,231	2,955,264	37,169,600	(13,081,404)	(165,555,411)[2]	9,189,955	116,516,420
Class C	116,003	1,494,869	6,735	84,989	(107,303)	(1,350,983)[2]	15,435	228,875
Total net increase (decrease)	138,018,675	1,750,072,437	8,553,915	107,875,318	(56,885,318)	(721,354,874)	89,687,272	1,136,592,881

a  The Small Cap Diversified Value Fund had single shareholders, Stephens Investment Holdings LLC, Warren & Harriet Stephens Childrens Trust and Harriet Calhoun Stephens Trust, which individually held 33.2%, 31.6% and 31.6%, respectively, of the total shares outstanding as of June 30, 2016 and Stephens Investment Holdings LLC, which individually held 97.3% of the total shares outstanding as of June 30, 2015.

b  The Global Value Fund had a single shareholder, Davis Family Trust, which individually held 27.6% of the total shares outstanding as of June 30, 2016 and 25.7% of the total shares outstanding as of June 30, 2015.

c  The International Value Fund had a single shareholder, Hotchkis & Wiley Capital Management, LLC, which individually held 54.1% of the total shares outstanding as of June 30, 2016.

*  Commenced operations on December 31, 2015.

**  Commenced operations on June 30, 2014.

1  Net of redemption fees of $388,363 for Class I, $23,885 for Class A and $3,989 for Class C.

2  Net of redemption fees of $179,374 for Class I, $296,390 for Class A and $1,000 for Class C.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2016, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2015	Additions	Reductions	Share Balance At June 30, 2016	Dividend Income	Value At June 30, 2016
Cairn Energy PLC+	30,408,600	1,888,800	8,300,500	23,996,900	$—	$66,737,367
Comstock Resources, Inc.+	5,728,300	—	5,728,300	—	—	—
Con-way, Inc.+	2,811,800	55,100	2,866,900	—	425,850	—
Navistar International Corp.	3,732,600	1,873,200	957,800	4,648,000	—	54,335,120
Ophir Energy PLC	49,018,000	9,162,300	275,000	57,905,300	—	61,139,477
					$425,850

+ Issuer was not an affiliate as of June 30, 2016

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2015	Additions	Reductions		Share Balance At June 30, 2016	Dividend Income	Value At June 30, 2016
Hanger, Inc.	1,631,900	687,300	263,100		2,056,100	$—	$15,276,823
Hudson Global, Inc.	2,266,700	—	50,300		2,216,400	221,640	4,366,308
Miller Industries, Inc.	848,800	—	141,000		707,800	529,642	14,573,602
Noranda Aluminum Holding Corp.+	5,601,500	450,000	5,601,500	*	450,000	—	26,591
Real Industry, Inc.	2,518,508	—	97,800		2,420,708	—	18,808,901
Rush Enterprises, Inc.	1,581,100	280,300	—		1,861,400	—	40,113,170
						$751,282

+ Issuer was not an affiliate as of June 30, 2016

* Reduced in part due to reverse stock split.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2016, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At June 30, 2016, the Value Opportunities Fund, Capital Income Fund and High Yield Fund had outstanding unfunded loan commitments of $400,000, $25,986 and $3,019,997, respectively.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 11.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2016.

For the year ended June 30, 2016, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 69.24%, Small Cap Value Fund — 62.90%, Small Cap Diversified Value Fund — 94.67%, Global Value Fund — 31.56%, International Value Fund — 0.00%, Value Opportunities Fund — 15.78%, Capital Income Fund — 23.39%, High Yield Fund — 3.47%.

For the year ended June 30, 2016, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 75.18%, Small Cap Value Fund — 94.08%, Small Cap Diversified Value Fund — 95.12%, Global Value Fund — 99.08%, International Value Fund — 0.00%, Value Opportunities Fund — 28.45%, Capital Income Fund — 38.02%, High Yield Fund — 3.47%. Shareholders should consult their tax advisors.

For the year ended June 30, 2016, the Global Value Fund and International Value Fund earned foreign source income of $52,463 and $30,079, respectively, and paid foreign taxes of $5,608 and $2,630, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2016, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.02%, Mid-Cap Value Fund — 4.00%, Small Cap Value Fund — 0.03%, Small Cap Diversified Value Fund — 0.07%, Global Value Fund — 0.03%, International Value Fund — 0.00%, Value Opportunities Fund — 20.18%, Capital Income Fund — 56.87%, High Yield Fund — 90.57%. For the year ended June 30, 2016, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 57.42%, Small Cap Value Fund — 71.79%, Small Cap Diversified Value Fund — 22.90%, Global Value Fund — 61.15%, International Value Fund — 0.00%, Value Opportunities Fund — 71.24%, Capital Income Fund — 19.71%, High Yield Fund — 3.41%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

We have audited the accompanying statements of assets & liabilities, including the schedules of investments of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund ,Value Opportunities Fund, Capital Income Fund, and High Yield Fund, as of June 30, 2016, and the related statements of operations for the year then ended (as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016), and the financial highlights for each of the four years in the period then ended (as to the Small Cap Diversified Value Fund, for the year from June 30, 2014 (commencement of operations) through June 30, 2015, as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for year ended June 30, 2012 were audited by other auditors whose report, dated August 22, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2016, the results of their operations for the year then ended (as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016), the changes in their net assets for each of the two years in the period then ended (as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016), and the financial highlights for each of the four years in the period then ended (as to the Small Cap Diversified Value Fund, for the year from June 30, 2014 (commencement of operations) through June 30, 2015, as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016), in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California
August 22, 2016

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2016 – June 30, 2016).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 - 6/30/16	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 - 6/30/16	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,007.70	$4.74	$1,000.00	$1,020.14	$4.77	0.95%
Class A	1,000.00	1,006.30	5.99	1,000.00	1,018.90	6.02	1.20
Class C	1,000.00	1,002.10	9.71	1,000.00	1,015.17	9.77	1.95
Large Cap Value Fund
Class I	1,000.00	1,023.70	5.08	1,000.00	1,019.84	5.07	1.01
Class A	1,000.00	1,022.60	6.34	1,000.00	1,018.60	6.32	1.26
Class C	1,000.00	1,018.90	10.09	1,000.00	1,014.87	10.07	2.01
Class R	1,000.00	1,021.20	7.59	1,000.00	1,017.35	7.57	1.51
Mid-Cap Value Fund
Class I	1,000.00	976.40	4.91	1,000.00	1,019.89	5.02	1.00
Class A	1,000.00	975.10	6.14	1,000.00	1,018.65	6.27	1.25
Class C	1,000.00	971.70	9.80	1,000.00	1,014.92	10.02	2.00
Class R	1,000.00	974.20	7.36	1,000.00	1,017.40	7.52	1.50
Small Cap Value Fund
Class I	1,000.00	942.80	4.54	1,000.00	1,020.19	4.72	0.94
Class A	1,000.00	941.60	5.74	1,000.00	1,018.95	5.97	1.19
Class C	1,000.00	938.10	9.35	1,000.00	1,015.22	9.72	1.94
Small Cap Diversified Value Fund
Class I	1,000.00	1,037.50	6.33	1,000.00	1,018.65	6.27	1.25
Class A	1,000.00	1,035.30	7.59	1,000.00	1,017.40	7.52	1.50
Global Value Fund
Class I	1,000.00	984.40	5.43	1,000.00	1,019.39	5.52	1.10
Class A	1,000.00	982.50	6.65	1,000.00	1,018.15	6.77	1.35
International Value Fund
Class I	1,000.00	976.00	5.65	1,000.00	1,019.14	5.77	1.15

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 - 6/30/16	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 - 6/30/16	Annualized Expense Ratio
Value Opportunities Fund
Class I	$1,000.00	$972.40	$5.05	$1,000.00	$1,019.74	$5.17	1.03%
Class A	1,000.00	971.10	6.27	1,000.00	1,018.50	6.42	1.28
Class C	1,000.00	967.70	9.93	1,000.00	1,014.77	10.17	2.03
Capital Income Fund
Class I	1,000.00	1,045.50	4.07	1,000.00	1,020.89	4.02	0.80
Class A	1,000.00	1,044.40	5.34	1,000.00	1,019.64	5.27	1.05
High Yield Fund
Class I	1,000.00	1,072.70	3.61	1,000.00	1,021.38	3.52	0.70
Class A	1,000.00	1,071.70	4.89	1,000.00	1,020.14	4.77	0.95
Class C	1,000.00	1,069.40	8.75	1,000.00	1,016.41	8.52	1.70

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by the number of days in the most recent fiscal year (366).

Board Considerations In Approving Continuation of Investment Advisory Agreements (Unaudited)

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Small Cap Diversified Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively, the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2016.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and longer-term performance of each Fund relative to peer groups and market indices, (iii) the costs of the services provided and the Advisor's estimated profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of funds in its peer group and (vi) benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in May 2016 to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their independent legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Trustees and responded to their further questions. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew each Advisory Agreement.

The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Advisory Agreement is in the best interests of the applicable Fund. In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees considered the portfolio managers' significant investments in the Funds. The Trustees reviewed the Trust's compliance program and the resultant compliance by the Funds and the Advisor with legal requirements.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were satisfactory.

Investment Performance of the Funds and the Advisor. The Trustees noted that they review data on the short-term and longer-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Trustees reviewed a report prepared by the Trust's administrator (the "Report") using information compiled from Morningstar, Inc., an independent provider of data to mutual fund boards, that compared the total return of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment style (each, a "Peer Group"), for periods ended December 31, 2015. The Peer Groups, which had changed since the last review, were selected by the Advisor based on its criteria to determine an appropriate group of competitor funds, and data regarding performance of the Peer Group funds also is provided at each quarterly Board meeting. The Trustees also considered total return information for various periods through March 2016 that was provided by the Advisor.

The Board considered the performance information for each Fund for applicable periods up to 10 years. The Board noted that all Funds with at least 5 years of performance outperformed the median of their applicable Peer Group for the 5-year period ended December 31, 2015, except for the Diversified Value Fund which underperformed the median of its Peer Group for that period. The Board noted that for the 3-year period ended December 31, 2015, the Large Cap Value, Small Cap Value, Value Opportunities and High Yield Funds outperformed the median of their applicable Peer Group, and that the Global Value Fund's performance was the same as the median of its Peer Group. The Board also noted that for the 3-year period, the Diversified Value, Mid-Cap Value and Capital Income Funds underperformed the median of their applicable Peer Group. The Board considered that for the 1-year period ended December 31, 2015, all of the Funds underperformed the median of their applicable Peer Group, except for the Value Opportunities Fund which outperformed the median of its Peer Group for that period. The Board also considered the Advisor's supplemental report for periods through March 31, 2016, but focused more on longer-term than short-term performance of the Funds versus their Peer Groups. In addition, the Board considered data from the Report and the Advisor's supplemental report comparing each Fund's performance to that of its benchmark index(es). The Trustees noted that the Capital Income Fund underperformed its blended benchmark of the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and Standards & Poor's 500® Index for the 3-year period and outperformed for the 5-year period ended December 31, 2015. The Trustees also noted that each Fund with 3 years of performance as of December 31, 2015 (i.e., all but the Small Cap Diversified Value Fund) underperformed its benchmark index(es) for the 3-year period, except the Large Cap Value Fund which outperformed the Russell 1000® Value Index and the Capital Income Fund, as stated above. The Trustees noted that the Small Cap Value Fund outperformed both of its benchmarks, the Russell 2000® Index and the Russell 2000® Value Index, for the 3- and 5-year periods. The Trustees also noted that all Funds underperformed their benchmark index(es) for the 1-year period ended December 31, 2015. The Independent Trustees reviewed with the Advisor the reasons for the historical variability in performance.

Fees, Expenses and Profitability. The Trustees reviewed expense data compiled from Morningstar, Inc., contained in the Report and information provided by the Advisor in the supplemental report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those of their respective Peer Groups. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to four of the Funds (the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Global Value Fund and the Value Opportunities Fund) are the same as or lower than the Advisor's current standard fee schedules for its separate account clients.

With respect to the advisory fee for each Fund, the Trustees noted that the Report showed that the Diversified Value, Large Cap Value, Mid-Cap Value, Small Cap Diversified Value and Capital Income Funds' advisory fees were higher than the median of their respective Peer Groups, that the Small Cap Value and Value Opportunities Funds' advisory fees were lower than their Peer Group medians, and that the Global Value and High Yield Funds' advisory fees were the same as the median of its Peer Group. The Trustees also considered the Advisor's proposal to lower the advisory fee rates for the Small Cap Diversified Value Fund. The Trustees noted that the Advisor had agreed to add breakpoints to the fee schedule for the Diversified Value, Large Cap Value and Mid-Cap Value Funds effective January 1, 2007, but that lower asset levels in recent years, including 2015, meant that the breakpoints did not have an impact on the advisory fees. They noted that the Advisor uses a research-intensive process where other firms, including those advising funds in the Peer Group, might use investment processes that are less research-intensive. With respect to the expense ratios for the Funds, the Trustees noted that the Report showed that the Diversified Value, Large Cap Value, Mid-Cap Value, Small Cap Value, Small Cap Diversified Value, Global Value and Capital Income Funds' net expense ratios were higher than the median of their respective Peer Groups, that the Value Opportunities and High Yield Funds' net expense ratios were lower than the median of their respective Peer Groups. The Trustees noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses and fixed expenses. The Trustees considered that in 2015, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board noted that the Advisor has agreed to continue the expense caps through at least October 31, 2017, and revise proposed levels for the Small Cap Diversified Value Fund. The Board also noted that annualized expense ratios continue to be above the expense caps for the Diversified Value, Small Cap Diversified Value, Global Value, Capital Income and High Yield Funds. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors, and that currently the Small Cap Value Fund has limited availability for purchase. The Trustees noted that closing Funds was financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor over the past few years, the Advisor's investment in technology resources and the back office services outsourced by the Advisor to a third party. The Trustees concluded that the Funds' shareholders share in the additional services, investment in talented employees and technology improvements provided by the Advisor without an increase in advisory fees. The Trustees also noted that the addition of breakpoints to the Diversified Value, Large Cap Value and Mid-Cap Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements.

The Trustees noted that, while the Advisor had not historically used the Funds' commissions to pay for research, other than for proprietary research from brokers that was "bundled" with the commission cost, beginning in May 2011, the Board granted to the Advisor the ability to use commission sharing arrangements that would permit the Advisor to pay for third-party research with the equity Funds' soft dollars. The Trustees considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Advisory Agreement is in the best interests of each Fund.

Board Considerations in Approving the Investment Advisory Agreement for the International Value Fund (Unaudited)

The Board of Trustees of the Hotchkis and Wiley Funds (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement (the "Advisory Agreement") between the Trust on behalf of the Hotchkis and Wiley International Value Fund (the "Fund") and Hotchkis and Wiley Capital Management, LLC (the "Advisor"), at a meeting held on November 17, 2015. The Board determined that the terms of the Advisory Agreement are fair and reasonable and that the Agreement is in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees participated in a special meeting in October 2015 at which one of the portfolio managers discussed his background and relevant experience and the investment strategy for the Fund. The Independent Trustees then received a report from the Advisor in advance of the November 2015 Board meeting that responded to an information request for data relevant to consideration of the Advisory Agreement from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by the Advisor; the proposed advisory fee for the Fund as compared to fees charged by the Advisor to the other funds of the Trust (noting that the Advisor does not currently manage any other account in this strategy) and to fees charged by investment advisers to comparable funds; estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and estimated profitability, if any, from the Advisory Agreement; any fall-out benefits to the Advisor; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of prospective shareholders.

In reviewing the Advisory Agreement, the Board considered the nature, quality and extent of services to be provided by the Advisor. The Board considered that the Advisor will be responsible for the overall management of the Fund and managed other funds of the Trust. The Board noted the background and experience of the portfolio managers and their investment style. At the preliminary meeting held in October 2015, the Trustees received a presentation from one of the portfolio managers and were able to ask questions about the proposed investment strategy for the Fund and how portfolio trades would be executed. The Trustees considered that the Advisor's investment process is driven by team-oriented, in-depth, fundamental research. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor under the Advisory Agreement are expected to be satisfactory.

The Board considered the advisory fee to be paid under the Advisory Agreement. The Board reviewed data prepared by the Trust's administrator from information compiled by Morningstar, Inc., an independent source, showing the proposed advisory fee and the estimated expense ratio of the Fund as compared to the advisory fees and expense ratios of a peer group of international value funds that are managed in an investment style similar to the Advisor's. Based on the information provided, the Board noted that the Fund's proposed advisory fee was above the average and the median of the peer group and was five basis points higher than the advisory fee for the Hotchkis and Wiley Global Value Fund, and that the Fund's expense ratio, taking into consideration the expense limitation to which the Advisor agreed, was above the average and the median expense ratio of the peer group, and was consistent with the expense limitations to which the Advisor has agreed for the other funds of the Trust. Since the Fund is newly organized, the Board did not consider investment performance of the Fund. On the basis of all the information provided on the fees and expenses of the Fund, the Board concluded that the advisory fee was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor under the Advisory Agreement.

The Board noted that the Advisor anticipates that, in time, there may be economies of scale from managing the Fund as Fund assets grow, and that, in the meantime, the Advisor intends to minimize the impact of high expense ratios typical of a recently-formed small fund by agreeing to cap expenses through October 31, 2017. The Board noted that the Advisor stated that as Fund assets grow and expense ratios decrease below the expense caps, the Advisor will continue to invest in the investment team. The Board took the costs to be borne by the Advisor in connection with its services to be performed under the Advisory Agreement into consideration and noted that the Advisor estimated the Fund would not be profitable to the Advisor in the near term. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor its ability to use the Fund's soft dollars to obtain third-party research.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee(a)	Since 2001

Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 — present); Co-Founder, Director and CEO, Pacific Coast Energy Company, LP and President, BreitBurn Energy Partners, L.P. (1988 — 2012); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Robert L. Burch III (born 1934)	Trustee	Since 2001	Senior Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Ten	None
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Professor of Economics (1994 — present); Associate Chair Economics (2001 — 2012); Graduate Advisor Economics (2000 — 2012).	Ten	None
Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Ten	Independent Trustee, Brandes Investment Trust (9 portfolios)
John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007

Chairman, Gamma Holdings (international capital and consulting) (1968 — present); Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — 2013); U.S. Ambassador to Mexico (1981 — 1986).

				Ten	Independent Trustee: TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios); Causeway Capital Management Trust (5 portfolios) (2001 — 2013).
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Ten	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chairman of the Nominating and Governance Committee.

(b)  Chairman of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Ten	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0616-0816

JUNE 30, 2016

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$212,184	$189,600
Audit-Related Fees	$0	$0
Tax Fees	$72,800	$64,370
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.  The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) (or any

“control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

The percentage of fees billed by Deloitte & Touche LLP (“D&T”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2016	FYE 6/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

During the last two fiscal years, D&T has served as the auditor to the Advisor and/or affiliates of the Advisor, and has rendered non-audit services to the Advisor and/or affiliates of the Advisor.  The non-audit services that D&T provided to the Advisor and/or affiliates of the Advisor in 2016 and 2015 consisted of preparing state and federal tax returns.  D&T charged $110,500 and $10,000 for such non-audit services to the Advisor and/or affiliates of the Advisor for 2016 and 2015, respectively.  None of the non-audit services provided by D&T to the Advisor and/or affiliates of the Advisor directly related to the operations or financial reporting of the registrant.  The Committee has considered whether the provision of audit and non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 24, 2016

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	August 24, 2016